As filed with the Securities and Exchange Commission on November 26, 2003


                                                     Registration No. 333-64839*
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                        Post-Effective Amendment No. 5**
                                       to
                                    Form S-6


                             ----------------------

                    For Registration Under the Securities Act of 1933 of Securities of Unit Investment
                        Trusts Registered on Form N-8B-2

                             ----------------------

A. EXACT NAME OF TRUST:         Empire State Municipal Exempt Trust,
                                Guaranteed Series 143, Guaranteed Series 147 and
                                Guaranteed Series 149

B. NAME OF DEPOSITORS:          Glickenhaus & Co.
                                Lebenthal, a division of Advest, Inc.

C. COMPLETE ADDRESS OF DEPOSITORS' PRINCIPAL EXECUTIVE OFFICES:

                 GLICKENHAUS & CO.                          LEBENTHAL, A DIVISION OF ADVEST, INC.
                 6 East 43rd Street                                 90 State House Square
              New York, New York 10017                           Hartford, Connecticut 06103

D. NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE:


                                                                        COPY OF COMMENTS TO:
  SETH M. GLICKENHAUS            DAVID A. HOROWITZ                    MICHAEL R. ROSELLA, ESQ.
   Glickenhaus & Co.    Lebenthal, a division of Advest, Inc.   Paul, Hastings, Janofsky & Walker LLP
  6 East 43rd Street           90 State House Square                     75 East 55th Street
  New York, NY 10017        Hartford, Connecticut 06103               New York, New York 10022
                                                                           (212) 318-6800

It is proposed that this filing becomes effective (check appropriate box):

|X|     immediately upon filing pursuant to paragraph (b) of Rule 485
|_|     on [        ] pursuant to paragraph (b)
|_|     60 days after filing pursuant to paragraph (a)
|_|     on (date) pursuant to paragraph (a) of Rule 485


================================================================================
* The Prospectus included in this Registration Statement constitutes a combined Prospectus as permitted by the provisions of Rule 429 of the General Rules and Regulations under the Securities Act of 1933 (the "Act"). Said Prospectus covers units of undivided interest in Empire State Municipal Exempt Trust, Guaranteed Series 143, Guaranteed Series 147 and Guaranteed Series 149 covered by prospectuses heretofore filed as part of separate registration statements on Form S-6 (Registration Nos. 333-64839, 333-86811 and 333-89553, respectively) under the Act.

** This Prospectus constitutes Post-Effective Amendment No. 4 for Guaranteed Series 147 and Guaranteed Series 149.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 143


                            Dated: November 26, 2003



The Empire State Municipal Exempt Trust Guaranteed Series 143, is one of a series of similar but separate unit investment trusts, the objective of which is to seek to obtain tax-exempt interest income through an investment in a fixed insured portfolio. The portfolio consists primarily of long-term municipal bonds with average maturities of over 10 years as of the initial Date of Deposit. The Sponsors are Glickenhaus & Co., and Lebenthal, a division of Advest, Inc. As of the Date of Deposit, all of the units and bonds, while in the Trust, were rated AAA by Standard & Poor's Corporation and Moody's Investors Service assigned a rating of Aaa to all bonds in the Trust, as insured.

The initial public offering of units in the Trust has been completed. The units offered in this Prospectus are issued and outstanding units that have been acquired by the Sponsors either by purchase from the Trustee of units tendered for redemption or in the secondary market.

The minimum purchase is 1 unit.

This Prospectus contains two parts. Part A contains the Summary of Essential Information including summary material relating to the Trust, the Portfolio and the Statement of Condition. Part B contains more detailed information about the Empire State Municipal Exempt Trust. Part A may not be distributed unless accompanied by Part B.

Read and retain this Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 143

                               INVESTMENT SUMMARY

Use this Investment Summary to help you decide whether an investment in this Trust is right for you. More detailed information can be found later in this Prospectus

Investment Objective. The Empire State Municipal Exempt Trust, Guaranteed Series 143, is a unit investment trust, the objective of which is to seek to obtain tax-exempt interest income through an investment in a fixed insured portfolio. The portfolio consists primarily of long-term municipal bonds with average maturities of over 10 years as of the initial Date of Deposit.

Investment Strategy. The following factors, among others, were considered in selecting the bonds:

o whether the bonds selected were issued by the State of New York (including its political subdivisions or authorities) or Puerto Rico (or other United States territories and their political subdivisions or authorities) so that the interest on such bonds would be exempt from regular federal, New York State and New York City income taxes imposed on the unit holders;

o whether the MBIA Insurance Corporation insurance for the payment of principal and interest on the bonds is available;

o the maturity dates of the bonds (including whether such bonds may be called or redeemed prior to their stated maturity);

o     the diversity of the purpose of issue of the bonds; and

o the cost of the bonds relative to what the Sponsors believe is their value.

Risk Factors. Investors can lose money by investing in the Trust. The value of the units and the bonds held in the portfolio can each decline in value. An investor should consider the following factors when deciding whether to purchase units of the Trust:

o No assurance can be given that the Trust's objectives will be achieved. These objectives are subject to the continuing ability of the respective issuers of the bonds to meet their obligations or of the insurer to meet its obligations under the insurance.

o Municipal bonds are long-term fixed rate debt obligations that decline in value with increases in interest rates, an issuer's worsening financial condition, a drop in bond ratings or when there is a decrease in the federal or New York State income tax rate.

o Changes in the tax treatment of bonds may have an adverse impact on the value of the units.

o Insurance does not protect against the risk of market fluctuations on the underlying bonds in the Trust's portfolio and of the units of the Trust. The ratings of the bonds in the Trust may be adversely affected by changes in economic, political or other conditions. However, due to the MBIA insurance policy, all bonds are rated "Aaa" by Moody's so long as they remain in the Trust and "AAA" by Standard & Poor's as of the Date of Deposit.

o If a decrease in net asset value occurs and units of the Trust are tendered for redemption, the Trust may be forced to liquidate some of the bonds at a loss. If such redemptions are substantial enough, this could trigger a complete and unexpected liquidation of the Trust before maturity resulting in unanticipated losses for investors.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 143

                               INVESTMENT SUMMARY
                                   (Continued)

Taxes. Interests on all of the bonds in the Trust is generally exempt from regular federal income tax and is generally exempt from New York State and New York City personal income taxes. Each of the bonds in the Trust received an opinion from bond counsel rendered on the date of issuance confirming that the interest on the Bonds is exempt from regular federal income tax and from New York State and local personal income taxes. Capital gains or losses, if any, on the sale or disposition of a bond by the Trust or of a unit by a unitholder must be taken into account for federal, state and local income tax purposes.

Distribution. The Trust will distribute interest received by the Trust semi-annually unless the unit holder elects to receive them monthly. The Trust prorates the interest distributed on an annual basis.

Public Offering Price. The initial public offering of units in the Trust has been completed. The units offered in this Prospectus are issued and outstanding units that have been acquired by the Sponsors either by purchase from the Trustee of units tendered for redemption or in the secondary market. The Sponsors' price for the units was not less than the redemption price determined as described herein.

The Public Offering Price of the units is equal to:

o the aggregate bid price of the bonds in the Trust's portfolio divided by the units outstanding, plus


o a sales charge starting at 5.9% which declines based upon the years to maturity of the bonds. (See the Fee Table for the maximum sales charge as of July 31, 2003.)


The Insurer. The Insurer, MBIA Insurance Corporation, is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against the Insurer.

Market for Units. The Sponsors currently intend to repurchase units from unit holders at prices based upon the aggregate bid price of the underlying bonds. The Sponsors are not obligated to maintain a market and may stop doing so without prior notice for any business reason. If the Sponsors stop repurchasing units, a unit holder may dispose of its units by redemption. The price received from the Trustee by the unit holder for units being redeemed is also based upon the aggregate bid price of the underlying bonds. Units can be sold at any time to the Sponsors or the Trustee without fee or penalty.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 143

                                    FEE TABLE
                              (As of July 31, 2003)


This fee table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Offering and Expenses and Charges. Although the Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

Unit Holder Transaction Expenses


                                                        As a % of
                                                     Public Offering    Amounts
                                                          Price        per Unit
                                                    ----------------- ----------
Maximum Sales Charge Imposed on Purchase (as a
percentage of offering price)*...............             5.90%         $52.01
                                                    ================= ==========
Estimated Annual Trust Operating Expenses
    (expenses deducted from Trust assets)

                                                        As a % of
                                                     Public Offering    Amounts
                                                          Price        per Unit
                                                    ----------------- ----------
Trustee's Fees(+/-)..........................              .111%        $1.13
Maximum Portfolio Supervisions, Bookkeeping and
Administrative Fees..........................              .025           .25
Other Operating Expenses.....................              .122          1.24
                                                    ----------------- ----------
                                                           .258%        $2.62
                                                    ================= ==========


Example                                                         Cumulative Expenses and Charges Paid for Period:
                                                                ----------------------------------------------------
                                                                     1 year     3 years      5 years     10 years
                                                                ------------- ----------- ------------ -------------
An investor would pay the following expenses and
   charges on a $10,000 investment, assuming the
   Trust's estimated annual operating expense ratio of
   .258% and a 5% annual return on the investment
   throughout the periods............................                 $546        $599         $651        $782


The example also assumes and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return. The actual expenses and annual rate of return may be higher or lower than those assumed for purposes of the example.


-------------------------
* The sales charge is determined based on the maturities of the underlying Bonds in the portfolio. On July 31, 2003, the maximum sales charge was 5.14%, or $52.01 per unit, based on the maturity of the Bonds in the Trust on that date. The sales charge can be as high as 5.9% of the Public Offering Price. See "Public Offering -- Offering Price" in Part B of this Prospectus.


(+/-) Assumes monthly distribution of interest.

EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 143



                        SUMMARY OF ESSENTIAL INFORMATION
                             (As of August 29, 2003)


Sponsors:                         Glickenhaus & Co.
                                  Lebenthal, a division of Advest, Inc.

Agent For Sponsors:               Glickenhaus & Co.

Trustee And Distribution Agent:   The Bank of New York

Evaluator:                        CapeLogic, Inc.

Date of Deposit(+):               11/24/1998

Date of Trust Agreement:          11/24/1998

Mandatory Termination Date:       7/1/2033

Sales Charge:                     Investors will pay a variable sales charge
                                  ranging from a maximum of 5.9% to a minimum of 1.0% based upon the maturity of each Bond in the Trust.

Average Dollar Weighted Maturity
of Bonds In The Trust:            24.475 Years

Evaluation Time:                  2:00 p.m., Eastern Time, on the day next
                                  following receipt by a Sponsor of an order for a Unit sale or purchase or by the Trustee of a Unit tendered for redemption.

Annual Insurance Premium:         $1,250 based upon the aggregate principal
                                  amount of the Bonds in the Trust

Minimum Principal Distribution:   $1.00 per Unit

Minimum Value of the Trust under  $1,000,000 or 20% of the principal amount of
which Trust Agreement may be      the Bonds deposited in Trust, whichever is
Terminated:                       lower.

Monthly Record Dates:             15th day of Month

Monthly Payment Dates:            1st Day of Month

Semi-Annual Record Dates:         15th Day of May and November

Semi-Annual Payment Dates:        1st Day of June and December

Evaluator's Fee:                  $.55 per bond for each valuation.

Trustee's Annual Fee:             For each $1,000 principal amount of Bonds in
                                  the Trust, $1.13 under the monthly and $.73 under the semi-annual distribution plan.

Sponsor's Annual Fee:             Maximum of $.25 per $1,000 principal amount
                                  of underlying Bonds.


-------------------------
(+) The Date of Deposit is the date on which the Trust Agreement between the Sponsors and the Trustee was signed and the deposit with the Trustee was made.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 143

                        SUMMARY OF ESSENTIAL INFORMATION
                             (As of August 29, 2003)
                                   (Continued)

Aggregate Principal Amount of Bonds in the Trust:             $ 7,770,000

Number of Units:                                              $     7,755*

Fractional Undivided Interest in the Trust Per Unit:              1/7,755

Total Value of Securities in the Portfolio (Based on Bid
Side Valuations of Bonds):                                    $ 7,403,970.55
                                                             ===================
Sponsors' Repurchase Price Per Unit:                          $       954.04**

Plus Sales Charge:                                                     59.82
                                                             -------------------
Public Offering Price Per Unit:                               $     1,013.86***
                                                             ===================
Redemption Price Per Unit:                                    $       954.04****

Excess of Public Offering Price Over Redemption Price Per
Unit:                                                         $        59.82



                                                                                Monthly           Semi-annual
                                                                            ---------------  --------------------
Estimated Annual Interest Income Per Unit (includes cash income
accrued only):                                                                 $ 46.87             $ 46.87
Less Annual Premium on Portfolio Insurance:                                        .16                 .16
Less Estimated Annual Expenses (excluding insurance costs):                       2.46                1.97
                                                                            ===============  ====================
Estimated Net Annual Interest Income Per Unit:                                 $ 44.25             $ 44.74
                                                                            ===============  ====================
Estimated Interest Distribution Per Unit:                                      $  3.69             $ 22.37
Estimated Current Return Based on Public Offering Price (includes cash income accrual only) (calculated after payment of insurance
   premiums):                                                                     4.36%               4.41%
Estimated Long-Term Return (calculated after payment of insurance
   premiums):                                                                     4.36%               4.41%
Estimated Daily Rate of Net Interest Accrual Per
Unit:                                                                          $  .12292           $  .12428


-------------------------
* The number of units are expressed in whole numbers with no adjustment for fractional units.
**   Based on the bid prices of such Bonds.
*** Accrued interest to, but not including the date of settlement (normally three business days after order) will be added to the Public Offering Price. Accrued interest to September 3, 2003 was $2.34 under the monthly distribution plan and $13.55 under the semi-annual distribution plan.
**** Based solely upon the bid prices of the Bonds. Upon tender for redemption, the price to be paid will include accrued interest as described in "Rights of Unit Holders - Redemption - Computation of Redemption Price per Unit." in Part B.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 143

                                PORTFOLIO SUMMARY
                              (As of July 31, 2003)


                                                                                               Number             Percentage(+)
                                                                                         ------------------  ---------------------

Number of municipal bonds...........................................                              6                  100.00%

Appropriation bonds.................................................                              1                   19.31%

Bonds payable from the income of specific projects or authorities and not supported
by the issuer's power to levy tax...................................                              5                   80.69%

The Bonds derived their income from the following primary source:

    o Appropriations                                                                              1                   19.31%

    o Health Care                                                                                 1                   16.34%

    o Higher Education                                                                            1                   10.36%

    o Power                                                                                       1                   19.24%

    o Transportation                                                                              2                   34.75%*

On July 31, 2003, without taking into account the MBIA insurance policy, the Bonds in the Trust were rated as follows:

    o  Standard & Poor's

          AAA.......................................................                              6                  100.00%

    o  Moody's

          Aaa.......................................................                              0                       0%


Bonds initially deposited which were purchased on a "when issued"
   basis............................................................                              0                       0%

Bonds initially deposited which were purchased on a delayed settlement
   basis............................................................                              0                       0%

Number of bonds issued with "original issue discount"...............                              6                  100.00%

Number of zero coupon bonds.........................................                              0                       0%


-------------------------

+ Percentages based on the aggregate offering price of the Bonds in the Trust.

* The Trust is considered to be "concentrated" in a particular category when bonds of that type make up 25% or more of the portfolio.

                          INDEPENDENT AUDITORS' REPORT
                          ============================

The Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt Trust,
  Guaranteed Series 143:

We have audited the statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 143, including the bond portfolio, as of July 31, 2003 and the related statements of operations and changes in net assets for the years ended July 31, 2003 and 2002. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 143 as of July 31, 2003, and the results of its operations and changes in net assets for the years ended July 31, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.



GRANT THORNTON LLP



New York, New York
September 23, 2003

                          INDEPENDENT AUDITORS' REPORT
                          ============================

To the Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt
  Trust, Guaranteed Series 143:

We have audited the statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 143, including the bond portfolio, as of July 31, 2001 (not presented herein), and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 143 as of July 31, 2001, and the results of its operations and changes in net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


BDO SEIDMAN LLP



New York, New York
August 31, 2001

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 143

                             STATEMENT OF NET ASSETS
                                  July 31, 2003

                   ===========================================


INVESTMENTS IN SECURITIES, at market value (cost $7,371,070)        $7,452,907

ACCRUED INTEREST RECEIVABLE................................             67,021
                                                                   ------------
  Total trust property.....................................          7,519,928

LESS - ACCRUED EXPENSES AND OTHER LIABILITIES..............             16,673
                                                                   ------------
NET ASSETS.................................................         $7,503,255
                                                                   ============


NET ASSETS REPRESENTED BY:



                                                  Monthly      Semi-annual
                                               distribution   distribution
                                                   plan           plan           Total
                                             --------------- -------------- -------------

VALUE OF FRACTIONAL UNDIVIDED INTERESTS.....   $ 4,394,561     $3,052,952    $ 7,447,513

UNDISTRIBUTED NET INVESTMENT INCOME.........        23,007         32,735         55,742
                                             --------------- -------------- -------------
  Total value...............................   $ 4,417,568    $ 3,085,687    $ 7,503,255
                                             =============== ============== =============

UNITS OUTSTANDING...........................         4,576          3,179          7,755
                                             =============== ============== =============

VALUE PER UNIT..............................   $    965.38       $970.65
                                             =============== ==============


                 See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 143

                            STATEMENTS OF OPERATIONS




                                                          Year Ended July 31,
                                              -----------------------------------------
                                                  2003          2002          2001
                                                  ----          ----          ----

INVESTMENT INCOME-INTEREST...............         $363,512      $364,521      $365,020

EXPENSES:
  Trustee fees...........................            8,938         9,111         8,799

  Sponsors' advisory fees................            1,968         1,985         1,666

  Auditors' fees.........................            1,890         1,853         2,100

  Legal fees ............................            1,570             -             -

  Insurance premiums.....................            1,250         1,250         1,250

  Evaluation fees........................              756           756           970
                                              ------------ ------------- -------------

     Total expenses......................           16,372        14,955        14,785
                                              ------------ ------------- -------------

NET INVESTMENT INCOME....................          347,140       349,566       350,235

NET REALIZED LOSS ON SECURITIES SOLD
OR REDEEMED..............................                -             -       (3,875)

NET CHANGE IN UNREALIZED MARKET
APPRECIATION.............................          140,559        82,972       698,238
                                              ------------ ------------- -------------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS...............................         $487,699      $432,538    $1,044,598
                                              ============ ============= =============


                 See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 143

                       STATEMENTS OF CHANGES IN NET ASSETS

                     ======================================


                                                          Year Ended July 31,
                                              -----------------------------------------
                                                  2003          2002          2001
                                                  ----          ----          ----
OPERATIONS:
  Net investment income..................         $347,140      $349,566      $350,235

  Net realized loss on securities sold or
  redeemed.................................              -             -       (3,875)

  Net change in unrealized market
  appreciation.............................        140,559        82,972       698,238
                                              ------------ ------------- -------------
  Net increase in net assets resulting from
  operations...............................        487,699       432,538     1,044,598
                                              ------------ ------------- -------------

DISTRIBUTIONS TO UNIT HOLDERS OF
NET INVESTMENT INCOME....................        (348,605)     (348,025)     (351,521)
                                              ------------ ------------- -------------

CAPITAL SHARE TRANSACTIONS:
  Redemption of 0, 3 and 125 units.......                -       (2,784)     (114,963)
                                              ------------ ------------- -------------

     Total capital share transactions....                -       (2,784)     (114,963)
                                              ------------ ------------- -------------

NET INCREASE IN NET ASSETS...............          139,094        81,729       578,114

NET ASSETS:

  Beginning of period....................       $7,364,161    $7,282,432    $6,704,318

  End of period..........................        7,503,255     7,364,161     7,282,432
                                              ============ ============= =============

DISTRIBUTION PER UNIT:
  Interest:
    Monthly plan.........................           $44.69       $44.70      $44.76
    Semi-annual plan.....................           $45.22       $45.18      $45.27


                 See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 143

                          NOTES TO FINANCIAL STATEMENTS
                          =============================


NOTE 1 - ACCOUNTING POLICIES
----------------------------

            General
            -------

            The Trust is registered under the Investment Company Act of 1940.

            Bonds
            -----

            Bonds are stated at bid side market value as determined by an independent outside evaluator. Bond transactions are recorded on trade date. The difference between cost and market value is reflected as unrealized market appreciation (depreciation) of investments. Realized gains (losses) from bond transactions are determined on the basis of average cost of the securities sold or redeemed. Interest income is recorded as earned. Expenses are recorded on the accrual basis.

            Taxes on income
            ---------------

            The Trust is not subject to taxes on income and, accordingly, no provision has been made.

            Per unit amounts
            ----------------

            Per unit amounts reflected in the accompanying financial statements are expressed in whole numbers with no adjustment for fractional interests.

NOTE 2 - DISTRIBUTIONS
----------------------


            Interest received by the Trust is distributed to Unit holders either semi-annually on the first day of June and December or, if elected by the Unit holder, on the first day of each month, after deducting applicable expenses. There were no principal distributions, resulting from the sale or redemption of securities, for the years ended July 31, 2003, 2002 and 2001.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 143

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)
                      ====================================



NOTE 3 - NET ASSETS
-------------------

  Cost of 8,000 units at Date of Deposit                             $ 8,013,020
  Less: organization costs and gross underwriting
  commission                                                             414,020
                                                        ------------------------

        Net cost - initial offering price                              7,599,000

  Net realized gain on securities sold or
  redeemed                                                              (20,675)
  Redemption of 245 units                                              (212,649)
  Unrealized market appreciation of securities                            81,837
  Undistributed net investment income                                     55,742


                                                        ========================
        Net assets                                                   $ 7,503,255
                                                        ========================


NOTE 4 - SUBSEQUENT EVENT
-------------------------

      On August 1, 2003, a monthly income distribution of $3.69 per unit was paid to all monthly distribution plan unit holders of record on July 15, 2003.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 143

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)
                      ====================================


NOTE 5 - FINANCIAL HIGHLIGHTS
-----------------------------


                                                          For the year ended July 31, 2003
                                                   --------------------------------------------
                                                           Monthly             Semi-annual
                                                      distribution plan     distribution plan
                                                   ---------------------- ---------------------
Per Share Operating Performance:
  Net asset value, beginning of year                          $ 947.79        $ 952.08
                                                   ---------------------- ---------------------

  Income from investment operations
    Net investment income                                        44.16           45.67
    Net realized and change in unrealized gain on
      investment transactions                                    18.12           18.12
                                                   ---------------------- ---------------------

  Total from investment operations                               62.28           63.79
                                                   ---------------------- ---------------------

  Less distributions                                            (44.69)         (45.22)
                                                   ---------------------- ---------------------

  Net asset value, end of year                                $ 965.38        $ 970.65
                                                   ====================== =====================

Total Return:                                                 6.57%             6.70%

Average Net Assets as a percentage of:
  Expenses                                                    0.22%             0.17%
  Net investment income                                       4.67%             4.72%

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 143

                          NOTES TO FINANCIAL STATEMENTS
                                   (Concluded)
                      ====================================



NOTE 5 - FINANCIAL HIGHLIGHTS (continued)
-----------------------------------------


                                                          For the year ended July 31, 2002
                                                   --------------------------------------------
                                                           Monthly             Semi-annual
                                                      distribution plan     distribution plan
                                                   ---------------------- ---------------------

Per Share Operating Performance:
  Net asset value, beginning of year                            $ 937.11      $ 940.93
                                                   ---------------------- ---------------------

  Income from investment operations
    Net investment income                                          44.68         45.63

    Net realized and change in unrealized gain on
      investment transactions                                      10.70         10.70
                                                   ---------------------- ---------------------

  Total from investment operations                                 55.38         56.33
                                                   ---------------------- ---------------------

  Less distributions                                              (44.70)       (45.18)
                                                   ---------------------- ---------------------

  Net asset value, end of year                                  $ 947.79      $ 952.08
                                                   ====================== =====================

Total Return:                                                   5.91%           5.99%

Average Net Assets as a percentage of:
  Expenses                                                      0.20%           0.15%
  Net investment income                                         4.77%           4.82%

                      EMPIRE STATE MUNICIPAL EXEMPT TRUST
                             GUARANTEED SERIES 143

                           TAX-EXEMPT BOND PORTFOLIO
                                 July 31, 2003
                      ===================================




                                                                          Redemption Features                Market Value   Annual
                 Aggregate     Name of Issuer and              Date of    S.F. - Sinking Fund                   as of      Interest
 Port-   Rating  Principal          Title of        Coupon    Maturity    Opt. - Optional Call  Cost of Bonds  July 31,     Income
 folio  (Note A)   Amount             Bond           Rate     (Note B)       (Note B)            to Trust        2003      to Trust
------------------------------------------------------------------------------------------------------------------------------------

   1      AAA    $1,270,000   Dormitory Authority   5.000%    02/15/23   02/15/18 @ 100 S.F.     $1,258,570    $1,282,636    $63,500
                                of the State of                          08/15/08 @ 101 Opt.
                                New York, Mental
                                Health Service
                                Facilities
                                Improvement
                                Revenue Bonds,
                                Series 1998D
                                (MBIA Insured)

   2      AAA     1,700,000   Triboro Bridge and    4.750%    01/01/24   01/01/19 @ 100 S.F.      1,640,500     1,707,293     80,750
                                Tunnel Authority                         01/01/09 @ 101 Opt.
                                Special Obligation
                                Refunding Bonds,
                                Series 1998A
                                (MBIA Insured)

   3      AAA     1,500,000   Dormitory Authority   4.750%    01/15/29   01/15/24 @ 100 S.F.      1,427,250     1,425,780     71,250
                                of the State of                          01/15/09 @ 101 Opt.
                                New York, Municipal
                                Health Facilities
                                Improvement Program
                                Lease Revenue Bonds
                                (New York City
                                Issue), 1998
                                Series I (FSA
                                Insured)

                      EMPIRE STATE MUNICIPAL EXEMPT TRUST
                             GUARANTEED SERIES 143

                           TAX-EXEMPT BOND PORTFOLIO
                                 July 31, 2003
                                  (Continued)
                      ===================================





                                                                          Redemption Features                Market Value   Annual
                 Aggregate     Name of Issuer and              Date of    S.F. - Sinking Fund                   as of      Interest
 Port-   Rating  Principal          Title of        Coupon    Maturity    Opt. - Optional Call  Cost of Bonds  July 31,     Income
 folio  (Note A)   Amount             Bond           Rate     (Note B)       (Note B)            to Trust        2003      to Trust
------------------------------------------------------------------------------------------------------------------------------------

   4      AAA    $805,000     Dormitory Authority   4.750%    05/15/25   05/15/21 @ 100 S.F.     $  776,825      $783,675    $38,237
                                of the State of                          05/15/08 @ 100 Opt.
                                New York,
                                University Educational
                                Facilities Refine
                                Bonds, Series 1998 A
                                (MBIA Insured)

   5      AAA    1,495,000    New York City         4.500%    07/01/33   07/01/24 @ 100 S.F.      1,367,925     1,351,943     67,275
                                Industrial                               07/01/08 @ 101 Opt.
                                Development
                                Agency Civic
                                Facility Refunding
                                and Equipment
                                Revenue Bonds (1998
                                Lighthouse
                                International
                                Project) (MBIA
                                Insured)

                      EMPIRE STATE MUNICIPAL EXEMPT TRUST
                             GUARANTEED SERIES 143

                           TAX-EXEMPT BOND PORTFOLIO
                                 July 31, 2003
                                  (Continued)
                      ===================================





                                                                          Redemption Features                Market Value   Annual
                 Aggregate     Name of Issuer and              Date of    S.F. - Sinking Fund                   as of      Interest
 Port-   Rating  Principal          Title of        Coupon    Maturity    Opt. - Optional Call  Cost of Bonds  July 31,     Income
 folio  (Note A)   Amount             Bond           Rate     (Note B)       (Note B)            to Trust        2003      to Trust
------------------------------------------------------------------------------------------------------------------------------------

   6      AAA    $1,000,000   The Port Authority     4.250%   10/01/26   10/01/19 @ 100 S.F.     $  900,000    $  901,580   $ 42,500
                                of New York and                          11/01/05 @ 101 Opt.
                                New Jersey
                                Consolidated, One
                                Hundred Sixteenth
                                Series Bonds
                                (FGIC Insured)

               -------------                                                               -----------------------------------------
                 $7,770,000                                                                      $7,371,070    $7,452,907   $363,512
               ============                                                                ================ ============= ==========

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 143


                            TAX-EXEMPT BOND PORTFOLIO
                                  July 31, 2003
                                   (Continued)
                       NOTES to TAX-EXEMPT BOND PORTFOLIO
                       ===================================



(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part B of this Prospectus. Ratings are by Standard & Poor's Corporation, except for those indicated by an asterisk (*), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such Bonds were rated A or better by either Standard & Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain Bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such Bonds. Single-family mortgage revenue Bonds and housing authority Bonds are most likely to be called subject to such provisions, but other Bonds may have similar call features.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 147


                            Dated: November 26, 2003



The Empire State Municipal Exempt Trust Guaranteed Series 147, is one of a series of similar but separate unit investment trusts, the objective of which is to seek to obtain tax-exempt interest income through an investment in a fixed insured portfolio. The portfolio consists primarily of long-term municipal bonds with average maturities of over 10 years as of the initial Date of Deposit. The Sponsors are Glickenhaus & Co., and Lebenthal, a division of Advest, Inc. As of the Date of Deposit, all of the units and bonds, while in the Trust, were rated AAA by Standard & Poor's Corporation and Moody's Investors Service assigned a rating of Aaa to all bonds in the Trust, as insured.

The initial public offering of units in the Trust has been completed. The units offered in this Prospectus are issued and outstanding units that have been acquired by the Sponsors either by purchase from the Trustee of units tendered for redemption or in the secondary market.

The minimum purchase is 1 unit.

This Prospectus contains two parts. Part A contains the Summary of Essential Information including summary material relating to the Trust, the Portfolio and the Statement of Condition. Part B contains more detailed information about the Empire State Municipal Exempt Trust. Part A may not be distributed unless accompanied by Part B.

Read and retain this Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 147

                               INVESTMENT SUMMARY

Use this Investment Summary to help you decide whether an investment in this Trust is right for you. More detailed information can be found later in this Prospectus

Investment Objective. The Empire State Municipal Exempt Trust, Guaranteed Series 147, is a unit investment trust, the objective of which is to seek to obtain tax-exempt interest income through an investment in a fixed insured portfolio. The portfolio consists primarily of long-term municipal bonds with average maturities of over 10 years as of the initial Date of Deposit.

Investment Strategy. The following factors, among others, were considered in selecting the bonds:

o whether the bonds selected were issued by the State of New York (including its political subdivisions or authorities) or Puerto Rico (or other United States territories and their political subdivisions or authorities) so that the interest on such bonds would be exempt from regular federal, New York State and New York City income taxes imposed on the unit holders;

o whether the MBIA Insurance Corporation insurance for the payment of principal and interest on the bonds is available;

o the maturity dates of the bonds (including whether such bonds may be called or redeemed prior to their stated maturity);

o       the diversity of the purpose of issue of the bonds; and

o the cost of the bonds relative to what the Sponsors believe is their value.

Risk Factors. Investors can lose money by investing in the Trust. The value of the units and the bonds held in the portfolio can each decline in value. An investor should consider the following factors when deciding whether to purchase units of the Trust:

o No assurance can be given that the Trust's objectives will be achieved. These objectives are subject to the continuing ability of the respective issuers of the bonds to meet their obligations or of the insurer to meet its obligations under the insurance.

o Municipal bonds are long-term fixed rate debt obligations that decline in value with increases in interest rates, an issuer's worsening financial condition, a drop in bond ratings or when there is a decrease in the federal or New York State income tax rate.

o Changes in the tax treatment of bonds may have an adverse impact on the value of the units.

o Insurance does not protect against the risk of market fluctuations on the underlying bonds in the Trust's portfolio and of the units of the Trust. The ratings of the bonds in the Trust may be adversely affected by changes in economic, political or other conditions. However, due to the MBIA insurance policy, all bonds are rated "Aaa" by Moody's so long as they remain in the Trust and "AAA" by Standard & Poor's as of the Date of Deposit.

o If a decrease in net asset value occurs and units of the Trust are tendered for redemption, the Trust may be forced to liquidate some of the bonds at a loss. If such redemptions are substantial enough, this could trigger a complete and unexpected liquidation of the Trust before maturity resulting in unanticipated losses for investors.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 147

                               INVESTMENT SUMMARY
                                   (Continued)

Taxes. Interests on all of the bonds in the Trust is generally exempt from regular federal income tax and is generally exempt from New York State and New York City personal income taxes. Each of the bonds in the Trust received an opinion from bond counsel rendered on the date of issuance confirming that the interest on the Bonds is exempt from regular federal income tax and from New York State and local personal income taxes. Capital gains or losses, if any, on the sale or disposition of a bond by the Trust or of a unit by a unitholder must be taken into account for federal, state and local income tax purposes.

Distribution. The Trust will distribute interest received by the Trust semi-annually unless the unit holder elects to receive them monthly. The Trust prorates the interest distributed on an annual basis.

Public Offering Price. The initial public offering of units in the Trust has been completed. The units offered in this Prospectus are issued and outstanding units that have been acquired by the Sponsors either by purchase from the Trustee of units tendered for redemption or in the secondary market. The Sponsors' price for the units was not less than the redemption price determined as described herein.

The Public Offering Price of the units is equal to:

o the aggregate bid price of the bonds in the Trust's portfolio divided by the units outstanding, plus


o a sales charge starting at 5.9% which declines based upon the years to maturity of the bonds. (See the Fee Table for the maximum sales charge as of July 31, 2003.)


The Insurer. The Insurer, MBIA Insurance Corporation, is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against the Insurer.

Market for Units. The Sponsors currently intend to repurchase units from unit holders at prices based upon the aggregate bid price of the underlying bonds. The Sponsors are not obligated to maintain a market and may stop doing so without prior notice for any business reason. If the Sponsors stop repurchasing units, a unit holder may dispose of its units by redemption. The price received from the Trustee by the unit holder for units being redeemed is also based upon the aggregate bid price of the underlying bonds. Units can be sold at any time to the Sponsors or the Trustee without fee or penalty.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 147

                                    FEE TABLE
                              (As of July 31, 2003)


This fee table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Offering and Expenses and Charges. Although the Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

Unit Holder Transaction Expenses

                                                                     As a % of
                                                                  Public Offering      Amounts
                                                                       Price          per Unit
                                                                ------------------- ------------
Maximum Sales Charge Imposed on Purchase (as a percentage of
   offering price)*............................................         5.90%          $42.09
                                                                =================== ============
Estimated Annual Trust Operating Expenses
    (expenses deducted from Trust assets)

                                                                  As a % of Public     Amounts
                                                                   Offering Price     per Unit
                                                                ------------------- ------------
Trustee's Fees(+/-)...........................................          .100%           $1.09
Maximum Portfolio Supervisions, Bookkeeping and Administrative
   Fees.......................................................          .023              .25
Other Operating Expenses......................................          .147             1.62
                                                                ------------------- ------------
                                                                        .270%           $2.96
                                                                =================== ============

Example                                         Cumulative Expenses and Charges Paid for Period:
                                                ------------------------------------------------
                                                  1 year     3 years      5 years     10 years
                                                ---------- ------------ ------------ -----------
An investor would pay the following expenses
  and charges on a $10,000 investment,
  assuming the Trust's estimated annual
  operating expense ratio of .270% and a 5%
  annual return on the investment throughout
  the periods...............................       $450        $510         $569        $717


The example also assumes and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return. The actual expenses and annual rate of return may be higher or lower than those assumed for purposes of the example.





--------
* The sales charge is determined based on the maturities of the underlying Bonds in the portfolio. On July 31, 2003, the maximum sales charge was 3.84%, or $42.09 per unit, based on the maturity of the Bonds in the Trust on that date. The sales charge can be as high as 5.9% of the Public Offering Price. See "Public Offering -- Offering Price" in Part B of this Prospectus.

+/-     Assumes monthly distribution of interest.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 147


                        SUMMARY OF ESSENTIAL INFORMATION
                             (As of August 29, 2003)


Sponsors:                                Glickenhaus & Co.
                                         Lebenthal, a division of Advest, Inc.

Agent For Sponsors:                      Glickenhaus & Co.

Trustee And Distribution Agent:          The Bank of New York

Evaluator:                               CapeLogic, Inc.

Date of Deposit(+):                      10/13/1999

Date of Trust Agreement:                 10/13/1999

Mandatory Termination Date:              2/1/2039

Sales Charge:                            Investors will pay a variable sales charge ranging
                                         from a maximum of 5.9% to a minimum of 1.0% based upon
                                         the maturity of each Bond in the Trust.

Average Dollar Weighted Maturity of
Bonds In The Trust:                      24.565 Years

Evaluation Time:                         2:00 p.m., Eastern Time, on the day next following
                                         receipt by a Sponsor of an order for a
                                         Unit sale or purchase or by the Trustee
                                         of a Unit tendered for redemption.


Annual Insurance Premium:                $1,918 based upon the aggregate principal amount of
                                         the Bonds in the Trust


Minimum Principal Distribution:          $1.00 per Unit

Minimum Value of the Trust under which   $1,000,000 or 20% of the principal amount of the Bonds
Trust Agreement may be Terminated:       deposited in Trust, whichever is lower.

Monthly Record Dates:                    15th day of Month

Monthly Payment Dates:                   1st Day of Month

Semi-Annual Record Dates:                15th Day of May and November

Semi-Annual Payment Dates:               1st Day of June and December

Evaluator's Fee:                         $.55 per bond for each valuation.

Trustee's Annual Fee:                    For each $1,000 principal amount of Bonds in the
                                         Trust, $1.09 under the monthly and $.69
                                         under the semi-annual distribution
                                         plan.

Sponsor's Annual Fee:                    Maximum of $.25 per $1,000 principal amount of
                                         underlying Bonds.



----------
(+) The Date of Deposit is the date on which the Trust Agreement between the Sponsors and the Trustee was signed and the deposit with the Trustee was made.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 147

                        SUMMARY OF ESSENTIAL INFORMATION
                             (As of August 29, 2003)
                                   (Continued)

Aggregate Principal Amount of Bonds in the Trust:                          $      5,780,000

Number of Units:                                                           $          5,771*

Fractional Undivided Interest in the Trust Per Unit:                                1/5,771

Total Value of Securities in the Portfolio (Based on Bid Side
Valuations of Bonds):                                                      $   6,070,089.60
                                                                          =========================
Sponsors' Repurchase Price Per Unit:                                       $       1,052.54**

Plus Sales Charge:                                                                    42.08
                                                                          -------------------------
Public Offering Price Per Unit:                                            $       1,094.62***
                                                                          =========================
Redemption Price Per Unit:                                                 $       1,052.54****

Excess of Public Offering Price Over Redemption Price Per Unit:            $          42.08


                                                                   Monthly         Semi-annual
                                                              ----------------- -------------------
Estimated Annual Interest Income Per Unit (includes cash
income accrued only):                                             $  54.00          $  54.00

Less Annual Premium on Portfolio Insurance:                            .33               .33

Less Estimated Annual Expenses (excluding insurance costs):           2.63              2.15
                                                              ================= ===================
Estimated Net Annual Interest Income Per Unit:                    $  51.04          $  51.52
                                                              ================= ===================
Estimated Interest Distribution Per Unit:                         $   4.25          $  25.76

Estimated Current Return Based on Public Offering Price
(includes cash income accrual only) (calculated after
payment of insurance premiums):                                      4.66%             4.71%

Estimated Long-Term Return (calculated after payment of
insurance premiums):                                                 3.94%             3.98%

Estimated Daily Rate of Net Interest Accrual Per Unit:            $ .14178          $ .14311


-------------
* The number of units are expressed in whole numbers with no adjustment for fractional units.
**    Based on the bid prices of such Bonds.
*** Accrued interest to, but not including the date of settlement (normally three business days after order) will be added to the Public Offering Price. Accrued interest to September 3, 2003 was $2.70 under the monthly distribution plan and $15.60 under the semi-annual distribution plan.
**** Based solely upon the bid prices of the Bonds. Upon tender for redemption, the price to be paid will include accrued interest as described in "Rights of Unit Holders - Redemption - Computation of Redemption Price per Unit." in Part B.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 147

                                PORTFOLIO SUMMARY
                              (As of July 31, 2003)

                                                                              Number        Percentage+
                                                                         ---------------- ---------------
Number of municipal bonds........................................               6             100.00%

Appropriation bonds..............................................               1              14.45%

General obligation bonds backed by the taxing power of that issue               1              16.70%

Bonds payable from the income of specific projects or authorities and
not supported by the issuer's power to levy tax.........                        4              68.85%

The Bonds derived their income from the following primary source:

    o   Appropriations                                                          1              14.45%

    o   General Obligation                                                      1              16.70%

    o   Health Care                                                             2              34.60%*

    o   Transportation                                                          1              16.95%

    o   Water & Sewer                                                           1              17.30%

On July 31, 2003, without taking into account the MBIA insurance policy, the Bonds in the Trust were rated as follows:

    o   Standard & Poor's

           AAA...................................................               5              82.70%

    o   Moody's

           Aaa...................................................               1              17.30%


Bonds initially deposited which were purchased on a "when issued"
   basis........................................................                0                  0%

Bonds initially deposited which were purchased on a delayed settlement
   basis........................................................                0                  0%

Number of bonds issued with "original issue discount"...........                5              82.70%

Number of zero coupon bonds.....................................                0                  0%


--------------.
+ Percentages based on the aggregate offering price of the Bonds in the Trust.

* The Trust is considered to be "concentrated" in a particular category when bonds of that type make up 25% or more of the portfolio.

                          INDEPENDENT AUDITORS' REPORT
                          ============================


The Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt Trust,
  Guaranteed Series 147:

We have audited the statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 147, including the bond portfolio, as of July 31, 2003 and the related statements of operations and changes in net assets for the years ended July 31, 2003 and 2002. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 147 as of July 31, 2003, and the results of its operations and changes in net assets for the years ended July 31, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.




GRANT THORNTON LLP



New York, New York
September 23, 2003

                          INDEPENDENT AUDITORS' REPORT
                          ============================

To the Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt
  Trust, Guaranteed Series 147:

We have audited the statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 147, including the bond portfolio, as of July 31, 2001 (not presented herein), and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 147 as of July 31, 2001, and the results of its operations and changes in net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


BDO SEIDMAN LLP



New York, New York
August 31, 2001

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 147

                             STATEMENT OF NET ASSETS
                                  July 31, 2003
                     =======================================

CASH                                                                              $     4,396

INVESTMENTS IN SECURITIES, at market value (cost $5,384,068)...........             6,071,404

ACCRUED INTEREST RECEIVABLE............................................                75,762
                                                                                -----------------
  Total trust property.................................................             6,151,562

LESS - ACCRUED EXPENSES AND OTHER LIABILITIES..........................                33,146
                                                                                -----------------
NET ASSETS.............................................................           $ 6,118,416


NET ASSETS REPRESENTED BY:

                                                         Monthly      Semi-annual
                                                      distribution    distribution
                                                          plan            plan           Total
                                                      ------------    ------------    -----------
VALUE OF FRACTIONAL UNDIVIDED INTERESTS .........      $4,759,782      $1,316,020      $6,075,802

UNDISTRIBUTED NET INVESTMENT INCOME .............          28,019          14,595          42,614
                                                      ------------    ------------    -----------

  Total value ...................................      $4,787,801      $1,330,615      $6,118,416
                                                      ============    ============    ===========

UNITS OUTSTANDING ...............................           4,521           1,250           5,771
                                                      ============    ============    ===========

VALUE PER UNIT ..................................      $ 1,059.01      $ 1,064.49
                                                      ============    ============



                 See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 147

                            STATEMENTS OF OPERATIONS
                     =======================================

                                                                    Year Ended July 31,
                                                       ---------------------------------------------
                                                             2003           2002           2001
                                                             ----           ----           ----
INVESTMENT INCOME-INTEREST.......................            $317,168       $323,101       $322,772
                                                       -------------- -------------- ---------------
EXPENSES:

  Trustee fees...................................               7,129          7,283          7,117

  Insurance premiums.............................               1,964          2,000          2,000

  Auditors' fees.................................               1,890          1,853          1,950

  Legal fees ....................................               1,570              -              -

  Sponsors' advisory fees........................               1,511          1,519          1,379

  Evaluation fees................................                 756            756          1,106
                                                       -------------- -------------- ---------------

     Total expenses..............................              14,820         13,411         13,552
                                                       -------------- -------------- ---------------
NET INVESTMENT INCOME............................             302,348        309,690        309,220

NET REALIZED GAIN ON SECURITIES SOLD                                                          3,076
OR REDEEMED......................................              28,303              -

NET CHANGE IN UNREALIZED MARKET
APPRECIATION.....................................              64,599         99,627        458,900

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS.......................................            $395,250       $409,317       $771,196





                 See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 147

                       STATEMENTS OF CHANGES IN NET ASSETS
                     =======================================

                                                                    Year Ended July 31,
                                                       ----------------------------------------------
                                                            2003            2002           2001
                                                            ----            ----           ----
OPERATIONS:
  Net investment income..........................            $302,348        $309,690       $309,220
  Net realized gain on securities sold or redeemed             28,303               -          3,076
  Net change in unrealized market
    appreciation.................................              64,599          99,627        458,900
                                                      --------------- --------------- ---------------
  Net increase in net assets resulting from
operations.......................................             395,250         409,317        771,196
                                                      --------------- --------------- ---------------

DISTRIBUTIONS TO UNIT HOLDERS OF
NET INVESTMENT INCOME............................           (303,669)       (309,345)      (309,667)
                                                      --------------- --------------- ---------------

CAPITAL SHARE TRANSACTIONS:
  Redemption of 174, 7 and 40 units..............           (185,387)         (7,150)        (40,676)
                                                      --------------- --------------- ---------------

     Total capital share transactions............           (185,387)         (7,150)       (40,676)
                                                      --------------- --------------- ---------------

NET (DECREASE) INCREASE IN NET ASSETS............            (93,806)          92,822        420,853

NET ASSETS:
  Beginning of period............................          $6,212,222      $6,119,400     $5,698,547
  End of period..................................           6,118,416       6,212,222      6,119,400
                                                      =============== =============== ==============
DISTRIBUTION PER UNIT:
  Interest:
    Monthly plan.................................              $51.57          $51.82         $51.79
    Semi-annual plan.............................              $52.10          $52.31         $51.80




                 See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 147

                          NOTES TO FINANCIAL STATEMENTS
                     =======================================


NOTE 1 - ACCOUNTING POLICIES
----------------------------

               General
               -------

               The Trust is registered under the Investment Company Act of 1940.

               Bonds
               -----

               Bonds are stated at bid side market value as determined by an independent outside evaluator. Bond transactions are recorded on trade date. The difference between cost and market value is reflected as unrealized market appreciation (depreciation) of investments. Realized gains (losses) from bond transactions are determined on the basis of average cost of the securities sold or redeemed. Interest income is recorded as earned. Expenses are recorded on the accrual basis.

               Taxes on income
               ---------------

               The Trust is not subject to taxes on income and, accordingly, no provision has been made.

               Per unit amounts
               ----------------

               Per unit amounts reflected in the accompanying financial statements are expressed in whole numbers with no adjustment for fractional interests.

NOTE 2 - DISTRIBUTIONS
----------------------


               Interest received by the Trust is distributed to Unit holders either semi-annually on the first day of June and December or, if elected by the Unit holder, on the first day of each month, after deducting applicable expenses. There were no principal distributions, resulting from the sale or redemption of securities, for the years ended July 31, 2003, 2002 and 2001.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 147

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)
                     =======================================

NOTE 3 - BONDS SOLD OR REDEEMED
-------------------------------


  Port-
  folio    Principal     Date                                                           Realized
   No.       Amount    Redeemed         Description            Net Proceeds    Cost       Gain
--------- ----------- ---------- ---------------------------- -------------- --------- -----------
Period ended July 31, 2003:

1            $20,000   9/10/2002  Metropolitan                      $ 22,440  $ 19,850     $ 2,590
                                  Transportation Authority
                                  Commuter Facilities
                                  Revenue Bonds, Series1997A
                                  (MBIA Insured)
2             60,000   1/13/2003  New York State Urban                68,100    58,650       9,450
                                  Development Corporation
                                  Correctional Capital
                                  Facilities Revenue Bonds,
                                  Series 7 (FSA Insured)
2             30,000   2/14/2003  New York State Urban                33,900    29,325       4,575
                                  Development Corporation
                                  Correctional Capital
                                  Facilities Revenue Bonds,
                                  Series 7 (FSA Insured)
2             50,000   3/20/2003  New York State Urban                56,875    48,875       8,000
                                  Development Corporation
                                  Correctional Capital
                                  Facilities Revenue Bonds,
                                  Series 7 (FSA Insured)
2             25,000   5/15/2003  New York State Urban                28,125    24,437       3,688
                                  Development Corporation
                                  Correctional Capital
                                  Facilities Revenue Bonds,
                                  Series 7 (FSA Insured)
          ===========                                         ============== ========= ===========
            $185,000                                           $     209,440  $181,137   $  28,303
          ===========                                         ============== ========= ===========

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 147

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)
                     =======================================



NOTE 4 - NET ASSETS
-------------------

  Cost of 6,000 units at Date of Deposit                             $ 5,907,272
  Less: organization costs and gross underwriting
  commission                                                             310,842
                                                     ---------------------------

          Net cost - initial offering price                            5,596,430

  Net realized gain on securities sold or redeemed                        31,379
  Redemption of 228 units                                              (239,343)
  Unrealized market appreciation of securities                           687,336
  Undistributed net investment income                                     42,614
                                                    ============================
          Net assets                                                 $ 6,118,416
                                                    ============================


NOTE 5 - SUBSEQUENT EVENT
-------------------------

        On August 1, 2003, a monthly income distribution of $4.26 per unit was paid to all monthly distribution plan unit holders of record on July 15, 2003.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 147

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)
                     =======================================




NOTE 6 - FINANCIAL HIGHLIGHTS
-----------------------------

                                                         For the year ended July 31, 2003
                                                    ------------------ --------------------
                                                          Monthly           Semi-annual
                                                     distribution plan   distribution plan
                                                    ------------------- -------------------
Per Share Operating Performance:
  Net asset value, beginning of year                         $ 1,043.84         $ 1,049.23
                                                    ------------------- -------------------
  Income from investment operations
    Net investment income                                         50.64              51.26
    Net realized and change in unrealized gain on
    investment transactions                                       16.10              16.10
                                                    -------------------- ------------------
  Total from investment operations                                66.74              67.36
                                                    -------------------- ------------------
  Less distributions                                             (51.57)            (52.10)
                                                    -------------------- ------------------
  Net asset value, end of year                               $ 1,059.01         $ 1,064.49
                                                    ===================- ==================
Total Return:                                                 6.39%                6.42%

Average Net Assets as a percentage of:
  Expenses                                                    0.24%                0.18%
  Net investment income                                       4.90%                4.96%


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 147

                          NOTES TO FINANCIAL STATEMENTS
                                   (Concluded)
                     =======================================




NOTE 6 - FINANCIAL HIGHLIGHTS (continued)
-----------------------------------------

                                                         For the year ended July 31, 2002
                                                    ------------------ --------------------
                                                          Monthly           Semi-annual
                                                     distribution plan   distribution plan
                                                    ------------------- -------------------
Per Share Operating Performance:
  Net asset value, beginning of year                        $ 1,027.02          $ 1,031.43
                                                    ------------------- -------------------
  Income from investment operations
    Net investment income                                        51.88               53.35
    Net realized and change in unrealized gain on
    investment transactions                                      16.76               16.76
                                                    ------------------- -------------------
  Total from investment operations                               68.64               70.11
                                                    ------------------- -------------------
  Less distributions                                            (51.82)             (52.31)
                                                    ------------------- -------------------
  Net asset value, end of year                              $ 1,043.84          $ 1,049.23
                                                    =================== ===================
Total Return:                                                 6.68%                6.80%

Average Net Assets as a percentage of:
  Expenses                                                    0.22%                0.16%
  Net investment income                                       5.02%                5.08%


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 147

                            TAX-EXEMPT BOND PORTFOLIO
                                  July 31, 2003
                     =======================================

                                                                               Redemption
                                                                                Features
                                                                              S.F.-Sinking
                                                                                  Fund                       Market       Annual
                  Aggregate   Name of Issuer and               Date of        Opt.-Optional      Cost of      Value      Interest
 Port-   Rating   Principal        Title of           Coupon   Maturity           Call            Bonds     as of July   Income to
 folio  (Note A)    Amount           Bond              Rate    (Note B)         (Note B)         to Trust    31, 2003      Trust
------------------------------------------------------------------------------------------------------------------------------------
   1      AAA     $980,000   Metropolitan            5.750%    07/01/21   07/01/18 @ 100 S.F.    $972,650   $1,119,924    $56,350
                                Transportation                            07/01/07 @ 101.5 Opt.
                                Authority
                                Commuter
                                Facilities
                                Revenue Bonds,
                                Series1997A (MBIA
                                Insured)

   2      AAA      835,000   New York State Urban    5.700%    01/01/27   01/01/17 @ 100 S.F.     816,212      943,800     47,595
                                Development                               01/01/07 @ 102 Opt.
                                Corporation
                                Correctional
                                Capital
                                Facilities
                                Revenue Bonds,
                                Series 7 (FSA
                                Insured)

   3      AAA    1,000,000   Dormitory Authority     5.125%    08/15/27   02/15/18 @ 100 S.F.     894,590    1,001,560     51,250
                                of the State of                           08/15/07 @ 101 Opt.
                                New York, Mental
                                Health Services
                                Facilities
                                Improvement
                                Revenue Bonds,
                                Series 1997D (FSA
                                Insured)

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 147

                            TAX-EXEMPT BOND PORTFOLIO
                                  July 31, 2003
                                   (Continued)
                     =======================================

                                                                              Redemption
                                                                               Features
                                                                             S.F.-Sinking
                                                                                 Fund                        Market       Annual
                  Aggregate   Name of Issuer and               Date of       Opt.-Optional      Cost of       Value      Interest
 Port-   Rating   Principal        Title of          Coupon    Maturity          Call            Bonds      as of July   Income to
 folio  (Note A)    Amount           Bond             Rate     (Note B)        (Note B)         to Trust     31, 2003      Trust
------------------------------------------------------------------------------------------------------------------------------------
   4      AAA     $965,000   The City of New York    5.125%    05/15/29   05/15/21 @ 100 S.F.   $860,876     $973,270     $49,456
                                General                                   05/15/09 @ 101 Opt.
                                Obligation Bonds,
                                Fiscal 1999
                                Series J (MBIA
                                Insured)

   5      AAA    1,000,000   New York City           5.500%    06/15/32   No Sinking Fund        946,400    1,029,180      55,000
                                Municipal Water                           06/15/09 @ 101 Opt.
                                Finance Authority
                                Water and Sewer
                                System Revenue
                                Bonds, Fiscal
                                2000 Series A
                                (FGIC Insured)

   6      Aaa*   1,000,000   Dormitory Authority     5.200%    02/01/39   08/01/21 @ 100 S.F.    893,340    1,003,670      52,000
                                of the State of                           02/01/09 @ 101 Opt.
                                New York The
                                Brooklyn Hospital
                                Center FHA
                                -Insured Mortgage
                                Hospital Revenue
                                Bonds, Series
                                1999 (AMBAC
                                Insured)

                -----------                                                                 --------------------------------------
                $5,780,000                                                                    $5,384,068   $6,071,404    $311,651
                ===========                                                                 ============= ============ ===========

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 147


                            TAX-EXEMPT BOND PORTFOLIO
                                  July 31, 2003
                                   (Continued)
                       NOTES TO TAX-EXEMPT BOND PORTFOLIO
                     =======================================


(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part B of this Prospectus. Ratings are by Standard & Poor's Corporation, except for those indicated by an asterisk (*), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such Bonds were rated A or better by either Standard & Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain Bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such Bonds. Single-family mortgage revenue Bonds and housing authority Bonds are most likely to be called subject to such provisions, but other Bonds may have similar call features.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 149


                            Dated: November 26, 2003



The Empire State Municipal Exempt Trust Guaranteed Series 149, is one of a series of similar but separate unit investment trusts, the objective of which is to seek to obtain tax-exempt interest income through an investment in a fixed insured portfolio. The portfolio consists primarily of long-term municipal bonds with average maturities of over 10 years as of the initial Date of Deposit. The Sponsors are Glickenhaus & Co., and Lebenthal, a division of Advest, Inc. As of the Date of Deposit, all of the units and bonds, while in the Trust, were rated AAA by Standard & Poor's Corporation and Moody's Investors Service assigned a rating of Aaa to all bonds in the Trust, as insured.

The initial public offering of units in the Trust has been completed. The units offered in this Prospectus are issued and outstanding units that have been acquired by the Sponsors either by purchase from the Trustee of units tendered for redemption or in the secondary market.

The minimum purchase is 1 unit.

This Prospectus contains two parts. Part A contains the Summary of Essential Information including summary material relating to the Trust, the Portfolio and the Statement of Condition. Part B contains more detailed information about the Empire State Municipal Exempt Trust. Part A may not be distributed unless accompanied by Part B.

Read and retain this Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 149

                               INVESTMENT SUMMARY

Use this Investment Summary to help you decide whether an investment in this Trust is right for you. More detailed information can be found later in this Prospectus

Investment Objective. The Empire State Municipal Exempt Trust, Guaranteed Series 149, is a unit investment trust, the objective of which is to seek to obtain tax-exempt interest income through an investment in a fixed insured portfolio. The portfolio consists primarily of long-term municipal bonds with average maturities of over 10 years as of the initial Date of Deposit.

Investment Strategy. The following factors, among others, were considered in selecting the bonds:

o whether the bonds selected were issued by the State of New York (including its political subdivisions or authorities) or Puerto Rico (or other United States territories and their political subdivisions or authorities) so that the interest on such bonds would be exempt from regular federal, New York State and New York City income taxes imposed on the unit holders;

o whether the MBIA Insurance Corporation insurance for the payment of principal and interest on the bonds is available;

o the maturity dates of the bonds (including whether such bonds may be called or redeemed prior to their stated maturity);

o     the diversity of the purpose of issue of the bonds; and

o the cost of the bonds relative to what the Sponsors believe is their value.

Risk Factors. Investors can lose money by investing in the Trust. The value of the units and the bonds held in the portfolio can each decline in value. An investor should consider the following factors when deciding whether to purchase units of the Trust:

o No assurance can be given that the Trust's objectives will be achieved. These objectives are subject to the continuing ability of the respective issuers of the bonds to meet their obligations or of the insurer to meet its obligations under the insurance.

o Municipal bonds are long-term fixed rate debt obligations that decline in value with increases in interest rates, an issuer's worsening financial condition, a drop in bond ratings or when there is a decrease in the federal or New York State income tax rate.

o Changes in the tax treatment of bonds may have an adverse impact on the value of the units.

o Insurance does not protect against the risk of market fluctuations on the underlying bonds in the Trust's portfolio and of the units of the Trust. The ratings of the bonds in the Trust may be adversely affected by changes in economic, political or other conditions. However, due to the MBIA insurance policy, all bonds are rated "Aaa" by Moody's so long as they remain in the Trust and "AAA" by Standard & Poor's as of the Date of Deposit.

o If a decrease in net asset value occurs and units of the Trust are tendered for redemption, the Trust may be forced to liquidate some of the bonds at a loss. If such redemptions are substantial enough, this could trigger a complete and unexpected liquidation of the Trust before maturity resulting in unanticipated losses for investors.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 149

                               INVESTMENT SUMMARY
                                   (Continued)

Taxes. Interests on all of the bonds in the Trust is generally exempt from regular federal income tax and is generally exempt from New York State and New York City personal income taxes. Each of the bonds in the Trust received an opinion from bond counsel rendered on the date of issuance confirming that the interest on the Bonds is exempt from regular federal income tax and from New York State and local personal income taxes. Capital gains or losses, if any, on the sale or disposition of a bond by the Trust or of a unit by a unitholder must be taken into account for federal, state and local income tax purposes.

Distribution. The Trust will distribute interest received by the Trust semi-annually unless the unit holder elects to receive them monthly. The Trust prorates the interest distributed on an annual basis.

Public Offering Price. The initial public offering of units in the Trust has been completed. The units offered in this Prospectus are issued and outstanding units that have been acquired by the Sponsors either by purchase from the Trustee of units tendered for redemption or in the secondary market. The Sponsors' price for the units was not less than the redemption price determined as described herein.

The Public Offering Price of the units is equal to:

o the aggregate bid price of the bonds in the Trust's portfolio divided by the units outstanding, plus


o a sales charge starting at 5.9% which declines based upon the years to maturity of the bonds. (See the Fee Table for the maximum sales charge as of July 31, 2003.)


The Insurer. The Insurer, MBIA Insurance Corporation, is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against the Insurer.

Market for Units. The Sponsors currently intend to repurchase units from unit holders at prices based upon the aggregate bid price of the underlying bonds. The Sponsors are not obligated to maintain a market and may stop doing so without prior notice for any business reason. If the Sponsors stop repurchasing units, a unit holder may dispose of its units by redemption. The price received from the Trustee by the unit holder for units being redeemed is also based upon the aggregate bid price of the underlying bonds. Units can be sold at any time to the Sponsors or the Trustee without fee or penalty.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 149

                                    FEE TABLE
                              (As of July 31, 2003)


This fee table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Offering and Expenses and Charges. Although the Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

Unit Holder Transaction Expenses



                                                        As a % of
                                                     Public Offering    Amounts
                                                          Price        per Unit
                                                   ------------------ ----------
Maximum Sales Charge Imposed on Purchase (as a
percentage of offering price)*.................            5.90%         $41.90
                                                   ================== ==========
Estimated Annual Trust Operating Expenses
  (expenses deducted from Trust assets)

                                                        As a % of
                                                     Public Offering    Amounts
                                                          Price        per Unit
                                                   ------------------ ----------
Trustee's Fees+/-..............................            .102%        $1.11
Maximum Portfolio Supervisions, Bookkeeping and
Administrative Fees............................            .023           .25
Other Operating Expenses.......................            .168          1.81
                                                   ------------------ ----------
                                                           .293%        $3.17
                                                   ================== ==========

Example                         Cumulative Expenses and Charges Paid for Period:
                                ------------------------------------------------
                                  1 year     3 years     5 years     10 years
                                ---------- ----------- ----------- -------------
An investor would pay the
   following expenses and
   charges on a $10,000
   investment, assuming the
   Trust's estimated annual
   operating expense ratio of
   .293% and a 5% annual
   return on the investment
   throughout the periods.......   $451       $514        $578         $736

The example also assumes and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return. The actual expenses and annual rate of return may be higher or lower than those assumed for purposes of the example.



--------
* The sales charge is determined based on the maturities of the underlying Bonds in the portfolio. On July 31, 2003, the maximum sales charge was 3.85%, or $41.90 per unit, based on the maturity of the Bonds in the Trust on that date. The sales charge can be as high as 5.9% of the Public Offering Price. See "Public Offering -- Offering Price" in Part B of this Prospectus.

+/-   Assumes monthly distribution of interest.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 149


                        SUMMARY OF ESSENTIAL INFORMATION
                             (As of August 29, 2003)


Sponsors:                         Glickenhaus & Co.
                                  Lebenthal, a division of Advest, Inc.

Agent For Sponsors:               Glickenhaus & Co.

Trustee And Distribution Agent:   The Bank of New York

Evaluator:                        CapeLogic, Inc.

Date of Deposit+:                 12/9/1999

Date of Trust Agreement:          12/9/1999

Mandatory Termination Date:       8/1/2037

Sales Charge:                     Investors will pay a variable sales charge
                                  ranging from a maximum of 5.9% to a minimum of 1.0% based upon the maturity of each Bond in the Trust.

Average Dollar Weighted Maturity
of Bonds In The Trust:            23.841 Years

Evaluation Time:                  2:00 p.m., Eastern Time, on the day next
                                  following receipt by a Sponsor of an order for a Unit sale or purchase or by the Trustee of a Unit tendered for redemption.


Annual Insurance Premium:         $130 based upon the aggregate principal
                                  amount of the Bonds in the Trust


Minimum Principal Distribution:   $1.00 per Unit

Minimum Value of the Trust under  $1,000,000 or 20% of the principal amount of
which Trust Agreement may be      the Bonds deposited in Trust, whichever is
Terminated:                       lower.

Monthly Record Dates:             15th day of Month

Monthly Payment Dates:            1st Day of Month

Semi-Annual Record Dates:         15th Day of May and November

Semi-Annual Payment Dates:        1st Day of June and December

Evaluator's Fee:                  $.55 per bond for each valuation.

Trustee's Annual Fee:             For each $1,000 principal amount of Bonds in
                                  the Trust, $1.11 under the monthly and $.71 under the semi-annual distribution plan.

Sponsor's Annual Fee:             Maximum of $.25 per $1,000 principal amount
                                  of underlying Bonds.


----------
(+) The Date of Deposit is the date on which the Trust Agreement between the Sponsors and the Trustee was signed and the deposit with the Trustee was made.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 149

                        SUMMARY OF ESSENTIAL INFORMATION
                             (As of August 29, 2003)
                                   (Continued)

Aggregate Principal Amount of Bonds in the Trust:             $ 4,670,000

Number of Units:                                              $     4,616*

Fractional Undivided Interest in the Trust Per Unit:              1/4,616

Total Value of Securities in the Portfolio (Based on Bid
   Side Valuations of Bonds):                                 $ 4,805,855.20
                                                             ===================
Sponsors' Repurchase Price Per Unit:                          $     1,042.29**

Plus Sales Charge:                                                     41.69
                                                             -------------------
Public Offering Price Per Unit:                               $     1,083.98***
                                                             ===================
Redemption Price Per Unit:                                    $     1,042.29****

Excess of Public Offering Price Over Redemption Price Per
   Unit:                                                      $        41.69


                                                       Monthly     Semi-annual
                                                    ------------- --------------
Estimated Annual Interest Income Per Unit
   (includes cash income accrued only):                $ 55.39        $ 55.39

Less Annual Premium on Portfolio Insurance:                .03            .03

Less Estimated Annual Expenses (excluding
   insurance costs):                                      3.12           2.55
                                                    ============= ==============
Estimated Net Annual Interest Income Per Unit:         $ 52.24        $ 52.81
                                                    ============= ==============
Estimated Interest Distribution Per Unit:              $  4.35        $ 26.40

Estimated Current Return Based on Public Offering
   Price (includes cash income accrual only)
   (calculated after payment of insurance premiums):      4.82%          4.87%

Estimated Long-Term Return (calculated after
   payment of insurance premiums):                        4.40%          4.46%

Estimated Daily Rate of Net Interest Accrual Per
   Unit:                                               $ .14511       $ .14669

-------------
* The number of units are expressed in whole numbers with no adjustment for fractional units.
**   Based on the bid prices of such Bonds.
*** Accrued interest to, but not including the date of settlement (normally three business days after order) will be added to the Public Offering Price. Accrued interest to September 3, 2003 was $2.76 under the monthly distribution plan and $16.40 under the semi-annual distribution plan.
**** Based solely upon the bid prices of the Bonds. Upon tender for redemption, the price to be paid will include accrued interest as described in "Rights of Unit Holders - Redemption - Computation of Redemption Price per Unit." in Part B.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 149

                                PORTFOLIO SUMMARY
                              (As of July 31, 2003)

                                                                Number     Percentage+
                                                             ------------ -------------
Number of municipal bonds......................                   6          100.00%
General obligation bonds backed by the taxing power of
that issue.....................................                   1           20.58%
Bonds payable from the income of specific projects or
authorities and not supported by the issuer's power to
levy tax.......................................                   5           79.42%
The Bonds derived their income from the following primary
source:
   o  General Obligation                                          1           20.58%
   o  Health Care                                                 2           34.98%*
   o  Higher Education                                            1           18.51%
   o  Transportation                                              1            5.35%
   o  Water & Sewer                                               1           20.58%

On July 31, 2003, without taking into account the MBIA insurance policy, the Bonds in the Trust were rated as follows:

   o  Standard & Poor's
         AAA...................................                   6          100.00%
   o  Moody's
         Aaa...................................                   0               0%


Bonds initially deposited which were purchased on a "when
   issued" basis...............................                   0               0%
Bonds initially deposited which were purchased on a
   delayed settlement basis....................                   0               0%
Number of bonds issued with "original issue
   discount"...................................                   5           79.42%
Number of zero coupon bonds....................                   0               0%


--------------
+ Percentages based on the aggregate offering price of the Bonds in the Trust.

* The Trust is considered to be "concentrated" in a particular category when bonds of that type make up 25% or more of the portfolio.

                          INDEPENDENT AUDITORS' REPORT
                          ============================


The Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt Trust,
  Guaranteed Series 149:

We have audited the statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 149, including the bond portfolio, as of July 31, 2003 and the related statements of operations and changes in net assets for the years ended July 31, 2003 and 2002. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 149 as of July 31, 2003, and the results of its operations and changes in net assets for the years ended July 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.




GRANT THORNTON LLP



New York, New York
September 23, 2003

                          INDEPENDENT AUDITORS' REPORT
                          ============================


To the Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt
   Trust, Guaranteed Series 149:

We have audited the statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 149, including the bond portfolio, as of July 31, 2001 (not presented herein), and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 149 as of July 31, 2001, and the results of its operations and changes in net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


BDO SEIDMAN LLP



New York, New York
August 31, 2001

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 149

                             STATEMENT OF NET ASSETS
                                  July 31, 2003
                       ===================================


INVESTMENTS IN SECURITIES, at market value
 (cost $4,530,431).........................................        $5,033,951
ACCRUED INTEREST RECEIVABLE................................            85,405
                                                                  --------------
  Total trust property.....................................         5,119,356
LESS - ACCRUED EXPENSES AND OTHER LIABILITIES..............           252,826
                                                                  --------------
NET ASSETS.................................................        $4,866,530
                                                                  ==============


NET ASSETS REPRESENTED BY:



                                             Monthly     Semi-annual
                                          distribution  distribution
                                              plan          plan        Total
                                          ------------  ------------  ----------

VALUE OF FRACTIONAL UNDIVIDED INTERESTS..   $3,185,466    $1,643,471  $4,828,937
UNDISTRIBUTED NET INVESTMENT INCOME......       21,343        16,250      37,593
                                          ------------  ------------  ----------
  Total value............................   $3,206,809    $1,659,721  $4,866,530
                                          ============  ============  ==========

UNITS OUTSTANDING........................        3,045         1,571       4,616
                                          ============  ============  ==========

VALUE PER UNIT...........................    $1,053.14     $1,056.47
                                          ============  ============












                 See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 149

                            STATEMENTS OF OPERATIONS
                       ===================================


                                                    Year Ended July 31,
                                           -------------------------------------
                                               2003        2002        2001
                                               ----        ----        ----

INVESTMENT INCOME-INTEREST...............      $288,591    $310,760    $323,392

EXPENSES:
  Trustee fees...........................         6,736       7,449       7,500
  Auditors' fees.........................         1,890       1,853       1,950
  Legal fees ............................         1,570           -           -
  Sponsors' advisory fees................         1,418       1,458       1,596
  Evaluation fees........................           756         756         801
  Insurance premiums.....................           348         500         500
                                             ----------  ----------  ----------

     Total expenses......................        12,718      12,016      12,347
                                             ----------  ----------  ----------

NET INVESTMENT INCOME....................       275,873     298,744     311,045

NET REALIZED GAIN ON SECURITIES SOLD
OR REDEEMED..............................       172,827      21,330       8,675

NET CHANGE IN UNREALIZED MARKET
APPRECIATION (DEPRECIATION)..............     (162,300)     116,421     409,699
                                             ----------  ----------  ----------


NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS..........................      $286,400    $436,495    $729,419
                                             ==========  ==========  ==========










                 See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 149

                       STATEMENTS OF CHANGES IN NET ASSETS
                       ===================================

                                                     Year Ended July 31,
                                            ------------------------------------
                                                2003          2002        2001
                                                ----          ----        ----

OPERATIONS:
  Net investment income..................      $275,873     $298,744    $311,045
  Net realized gain on securities sold or
   redeemed..............................       172,827       21,330       8,675
  Net change in unrealized market
    appreciation (depreciation)..........     (162,300)      116,421     409,699
                                            -----------  -----------  ----------
  Net increase in net assets resulting
    from operations......................       286,400      436,495     729,419
                                            -----------  -----------  ----------

DISTRIBUTIONS TO UNIT HOLDERS OF
NET INVESTMENT INCOME....................     (280,896)    (300,266)   (313,015)
                                            -----------  -----------  ----------



CAPITAL SHARE TRANSACTIONS:
  Redemption of 953, 325 and 104 units...   (1,020,459)    (336,310)   (106,539)
                                            -----------  -----------  ----------

     Total capital share transactions....   (1,020,459)    (336,310)   (106,539)
                                            -----------  -----------  ----------

NET (DECREASE) INCREASE IN NET ASSETS....   (1,014,955)    (200,081)     309,865

NET ASSETS:
  Beginning of period....................    $5,881,485   $6,081,566  $5,771,701
  End of period..........................     4,866,530    5,881,485   6,081,566
                                            ===========  ===========  ==========
DISTRIBUTION PER UNIT:
  Interest:
    Monthly plan.........................        $52.71       $52.39      $52.47
    Semi-annual plan.....................        $53.06       $52.91      $52.97




                 See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 149

                          NOTES TO FINANCIAL STATEMENTS
                       ===================================


NOTE 1 - ACCOUNTING POLICIES
----------------------------

            General
            -------

            The Trust is registered under the Investment Company Act of 1940.

            Bonds
            -----

            Bonds are stated at bid side market value as determined by an independent outside evaluator. Bond transactions are recorded on trade date. The difference between cost and market value is reflected as unrealized market appreciation (depreciation) of investments. Realized gains (losses) from bond transactions are determined on the basis of average cost of the securities sold or redeemed. Interest income is recorded as earned. Expenses are recorded on the accrual basis.

            Taxes on income
            ---------------

            The Trust is not subject to taxes on income and, accordingly, no provision has been made.

            Per unit amounts
            ----------------

            Per unit amounts reflected in the accompanying financial statements are expressed in whole numbers with no adjustment for fractional interests.

NOTE 2 - DISTRIBUTIONS
----------------------


            Interest received by the Trust is distributed to Unit holders either semi-annually on the first day of June and December or, if elected by the Unit holder, on the first day of each month, after deducting applicable expenses. There were no principal distributions, resulting from the sale or redemption of securities, for the years ended July 31, 2003, 2002 and 2001.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST

                              GUARANTEED SERIES 149

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)
                       ===================================


NOTE 3 - BONDS SOLD OR REDEEMED
-------------------------------


 Port-
 folio   Principal     Date                                                               Realized
  No.      Amount    Redeemed            Description           Net Proceeds    Cost         Gain
------   ---------   ---------   ---------------------------   ------------   --------   ---------
Period ended July 31,  2003:

6        $  65,000   9/10/2002   Metropolitan                     $  73,255  $  58,701   $  14,554
                                 Transportation Authority
                                 Commuter Facilities
                                 Revenue Bonds, Series 1998A
                                 (FGIC Insured)
6          345,000   1/13/2003   Metropolitan                       388,642    311,569      77,073
                                 Transportation Authority
                                 Commuter Facilities
                                 Revenue Bonds, Series 1998A
                                 (FGIC Insured)
6           95,000   4/3/2003    Metropolitan                       105,212     85,794      19,418
                                 Transportation Authority
                                 Commuter Facilities
                                 Revenue Bonds, Series 1998A
                                 (FGIC Insured)
6          235,000   6/24/2003   Metropolitan                       274,010    212,228      61,782
                                 Transportation Authority
                                 Commuter Facilities
                                 Revenue Bonds, Series 1998A
                                 (FGIC Insured)
        ==========                                               ==========  =========  ==========
         $ 740,000                                                $ 841,119  $ 668,292   $ 172,827
        ==========                                               ==========  =========  ==========

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 149


                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)
                       ===================================




NOTE 4 - NET ASSETS
-------------------

  Cost of 6,000 units at Date of Deposit               $ 5,897,220
  Less: organization costs and gross
  underwriting commission                                  310,370
                                               --------------------

        Net cost - initial offering price                5,586,850

  Net realized gain on securities sold or
  redeemed                                                 202,832
  Redemption of 1,383 units                            (1,464,265)
  Unrealized market appreciation of
  securities                                               503,520
  Undistributed net investment income                       37,593

                                              ====================
        Net assets                                     $ 4,866,530
                                              ====================

NOTE 5 - SUBSEQUENT EVENT
-------------------------

      On August 1, 2003, a monthly income distribution of $4.44 per unit was paid to all monthly distribution plan unit holders of record on July 15, 2003.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 149

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)
                       ===================================




NOTE 6 - FINANCIAL HIGHLIGHTS
-----------------------------

                                             For the year ended July 31, 2003
                                          --------------------------------------
                                                Monthly          Semi-annual
                                           distribution plan   distribution plan
                                          ------------------  ------------------
Per Share Operating Performance:
  Net asset value, beginning of year             $ 1,055.23      $ 1,058.81
                                          ------------------  ------------------
  Income from investment operations
    Net investment income                             48.34           48.44
    Net realized and change in unrealized
     gain on investment transactions                   2.28            2.28
                                          ------------------  ------------------
  Total from investment operations                    50.62           50.72
                                          ------------------  ------------------
  Less distributions                                 (52.71)         (53.06)
                                          ------------------  ------------------
  Net asset value, end of year                   $ 1,053.14      $ 1,056.47
                                          ==================  ==================
Total Return:                                      4.80%             4.79%

Average Net Assets as a percentage of:
  Expenses                                         0.24%             0.18%
  Net investment income                            5.13%             5.19%

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 149

                          NOTES TO FINANCIAL STATEMENTS
                                   (Concluded)
                       ===================================




NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)
-----------------------------------------

                                             For the year ended July 31, 2002
                                          --------------------------------------
                                                Monthly          Semi-annual
                                           distribution plan   distribution plan
                                          ------------------  ------------------
Per Share Operating Performance:
  Net asset value, beginning of year             $ 1,030.49      $ 1,034.97
                                          ------------------  ------------------
  Income from investment operations
    Net investment income                             52.39           52.01
    Net realized and change in unrealized
     gain on investment transactions                  24.74           24.74
                                          ------------------  ------------------
  Total from investment operations                    77.13           76.75
                                          ------------------  ------------------
  Less distributions                                 (52.39)         (52.91)
                                          ------------------  ------------------
  Net asset value, end of year                   $ 1,055.23      $ 1,058.81
                                          ==================  ==================
Total Return:                                      7.48%             7.42%

Average Net Assets as a percentage of:
  Expenses                                         0.20%             0.15%
  Net investment income                            4.99%             5.04%

                            EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                   GUARANTEED SERIES 149

                                 TAX-EXEMPT BOND PORTFOLIO
                                       July 31, 2003
                            ===================================

                                                                             Redemption
                                                                              Features
                                                                           S.F. - Sinking
                                                                                Fund                        Market       Annual
                  Aggregate   Name of Issuer and                Date of    Opt. - Optional     Cost of       Value      Interest
 Port-   Rating   Principal        Title of          Coupon    Maturity         Call            Bonds     as of July   Income to
 folio  (Note A)    Amount           Bond             Rate     (Note B)       (Note B)         to Trust    31, 2003      Trust
-----------------------------------------------------------------------------------------------------------------------------------
   1      AAA      $700,000  Dormitory Authority     5.750%    08/15/22   02/15/18 @ 100 S.F.   $686,000    $752,339      $40,250
                                of the State of                           02/15/07 @ 102 Opt.
                                New York, Mental
                                Health Service
                                Facilities
                                Improvement
                                Revenue Bonds,
                                Series 1997A
                                (MBIA Insured)

   2      AAA     1,000,000  The City of New York    5.375%    08/01/27   08/01/25 @ 100 S.F.    920,000   1,023,600       53,750
                                General                                   08/01/08 @ 101 Opt
                                Obligation Bonds,
                                Fiscal 1998
                                Series H (MBIA
                                Insured)

   3      AAA       900,000  Dormitory Authority     5.500%    07/01/29   07/01/20 @ 100 S.F.    847,125     937,224       49,500
                                of the State of                           07/01/09 @101 Opt.
                                New York Lease
                                Revenue Bonds
                                (State University
                                Dormitory
                                Facilities
                                Issue),1999C
                                (MBIA Insured)

                            EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                   GUARANTEED SERIES 149

                                 TAX-EXEMPT BOND PORTFOLIO
                                       July 31, 2003
                                        (Continued)
                            ===================================

                                                                             Redemption
                                                                              Features
                                                                           S.F. - Sinking
                                                                                Fund                        Market       Annual
                  Aggregate   Name of Issuer and                Date of    Opt. - Optional     Cost of       Value      Interest
 Port-   Rating   Principal        Title of          Coupon    Maturity         Call            Bonds     as of July   Income to
 folio  (Note A)    Amount           Bond             Rate     (Note B)       (Note B)         to Trust    31, 2003      Trust
-----------------------------------------------------------------------------------------------------------------------------------

   4      AAA    $1,000,000  New York City           5.250%    06/15/29   06/15/28 @ 100 S.F.   $900,000   $1,005,500     $52,500
                                Municipal Water                           06/15/07 @ 101 Opt.
                                Finance Authority
                                Water and Sewer
                                System Revenue
                                Bonds, Fiscal
                                1998 Series B
                                (MBIA Insured)

   5      AAA     1,000,000  Dormitory Authority     5.600%    08/01/37   02/01/21 @ 100 S.F.    942,500    1,025,820      56,000
                                of the State of                           08/01/07 @ 102 Opt.
                                New York, Niagara
                                Lutheran
                                Development,
                                Inc., d/b/a
                                Greenfield Health
                                and
                                Rehabilitation
                                Center FHA
                                -Insured Mortgage
                                Nursing Home
                                Revenue Bonds,
                                Series 1997 (MBIA
                                Insured)

   6      AAA       260,000  Metropolitan            5.250%    07/01/28   07/01/24 @ 100 S.F.    234,806      289,468      13,650
                                Transportation                            07/01/08 @ 101 Opt.
                                Authority
                                Commuter
                                Facilities
                                Revenue Bonds,
                                Series1998A (FGIC
                                Insured)
               -------------                                                                ----------------------------------------
                 $4,860,000                                                                   $4,530,431   $5,033,951    $265,650
               =============                                                                ============ ============ ==============

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 149


                            TAX-EXEMPT BOND PORTFOLIO
                                  July 31, 2003
                                   (Continued)
                       NOTES TO TAX-EXEMPT BOND PORTFOLIO
                       ===================================


(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part B of this Prospectus. Ratings are by Standard & Poor's Corporation, except for those indicated by an asterisk (*), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such Bonds were rated A or better by either Standard & Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain Bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such Bonds. Single-family mortgage revenue Bonds and housing authority Bonds are most likely to be called subject to such provisions, but other Bonds may have similar call features.

EMPIRE STATE MUNICIPAL EXEMPT TRUST                            Prospectus Part B


  Part B of this Prospectus may not be distributed unless accompanied by Part A

                                    THE TRUST

Organization. The Empire State Municipal Exempt Trust, Guaranteed Series as designated in Part A (the "Trust"), is one of a series of similar but separate unit investment trusts created under the laws of the State of New York by a Trust Indenture and Agreement* (the "Trust Agreement"). The Trust Agreement for each Trust is dated the Date of Deposit as set forth in Part A and is among Glickenhaus & Co. and Lebenthal, a division of Advest, Inc. as sponsors (the "Sponsors"), The Bank of New York, as trustee (the "Trustee") and CapeLogic, Inc., as evaluator (the "Evaluator") (before CapeLogic Inc., the Evaluator for the Trusts was FT Interactive Data, formerly known as Interactive Data Corporation, and before that, Muller Data Corporation).

Objectives. The objective of the Trust is to seek to obtain tax-exempt interest income through an investment in a fixed insured portfolio consisting primarily of long-term municipal bonds with average maturities of over ten years as of the initial Date of Deposit. No assurance can be given that the Trust's objectives will be achieved.

Portfolio. The portfolio of each Trust consists of the Bonds described in "The Portfolio" in Part A. As a result of the MBIA Insurance Corporation ("MBIA" or "Insurer") insurance, Moody's Investors Service ("Moody's") has assigned a rating of "Aaa" to all of the Bonds in the Trust, as insured, while held in such Trust and Standard & Poor's Corporation, a division of McGraw-Hill (Standard & Poor's) has assigned a rating of "AAA" to the Units and Bonds as of the initial Date of Deposit. (See "Insurance on the Bonds" in this Part B).

        The following factors, among others, were considered in selecting the
Bonds:

        o whether the Bonds selected were issued by the State of New York (including its political subdivisions or authorities) or Puerto Rico (or other United States territories and their political subdivisions or authorities) so that the interest on such Bonds would be exempt from regular federal, New York State and New York City income taxes imposed on the unit holders;

        o whether the MBIA insurance for the payment of principal and interest on the Bonds is available;


--------
* References in this Prospectus to the Trust Agreement are qualified in their entirety by the Trust Agreement which is incorporated herein by reference.

        o the maturity dates of the Bonds (including whether such Bonds may be called or redeemed prior to their stated maturity);

        o   the diversity of the purpose of issue of Bonds; and

        o the cost of the Bonds relative to what the Sponsors believe is their value.

Units. Each Unit represents the fractional undivided interest in the principal and net income of the Trust. If any Units of the Trust are redeemed after the date of this prospectus, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase. Units will remain outstanding until redeemed or until the termination of the Trust Agreement for the related Trust.

                                  RISK FACTORS

An investment in Units is subject to the following risks:

Failure of Issuers to Pay Interest and/or Principal. The primary risk associated with an investment in Bonds is that the issuer of the Bond will default on principal and/or interest payments when due on the Bond. However, because the Sponsors have obtained an insurance policy issued by MBIA which covers the Bonds owned by and held in the Trust and guarantees the timely payment of the interest and principal due on such Bonds, the risk of loss due to a default is greatly mitigated. Such a default would have the effect of lessening the income generated by the Trust and/or the value of the Trust's Units only if the MBIA insurance policy fails. The bond ratings assigned by major rating organizations are an indication of the issuer's ability to make interest and principal payments when due on its bonds. The inclusion of unrated bonds in certain Series of the Trust, however, may result in less flexibility in their disposal and a loss to the Trust upon their disposition. Subsequent to the date of deposit the rating assigned to a bond may decline or a bond may cease to be rated. Neither event requires an elimination of such Bond from the portfolio, but such an event may be considered in the Sponsor's determination to direct the Trustee to dispose of the Bonds. See "Sponsors-Responsibility." Nevertheless, due to the MBIA insurance policy, all Bonds are rated "Aaa" by Moody's so long as they remain in the Trust and all Units and Bonds are rated "AAA" by Standard & Poor's as of the initial Date of Deposit. Neither the Sponsors nor the Trustee shall be liable in any way for any default, failure or defect in any bond.

Fixed-Rate Bonds. An investment in Units of the Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore, of the Units) will decline with increases in interest rates or a decrease in the federal or New York State income tax rate. Inflation and economic recession are two of the major factors, among others, which contribute to fluctuations in interest rates and the values of fixed-rate bonds.

Original Issue Discount Bonds and Zero Coupon Bonds. Certain of the Bonds in the Trust may be original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of any current interest. For federal income tax purposes, original issue discount on tax-exempt bonds must be accrued over the term of the bonds. On sale or redemption of the Bonds, the difference between
(i) the amount realized (other than amounts treated as tax-exempt income as described below) and (ii) the tax basis of such bonds (properly adjusted, in the circumstances described below, for the accrual of original issue discount) will be treated as taxable gain or loss. See "Tax Status" herein.

Redemption or Sale Prior to Maturity. Most of the Bonds in the Portfolio of the Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A call or redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its call or redemption price. Such price valuation is likely to be higher in periods of declining interest rates. Certain of the Bonds may be sold or redeemed or otherwise mature. In such cases, the proceeds from such events will be distributed to Unit holders and will not be reinvested. Thus, no assurance can be given that the Trust will retain for any length of time its present size and composition. To the extent that a Bond was deposited in the Trust at a price higher than the price at which it is redeemable, or at a price higher than the price at which it is sold, a sale or redemption will result in a loss in the value of Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to sold or redeemed bonds. The Estimated Current Return and Estimated Long-Term Return of the Units may be adversely affected by such sales or redemptions.

Market Discount. The Portfolio of the Trust may consist of some Bonds whose current market values were below face value on the Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest rate of such Bonds is at lower rates than the current market interest rate for comparably rated Bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity. A market discount tax-exempt Bond held to maturity will have a larger portion of its total return in the form of taxable ordinary income and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates. Under the provisions of the Internal Revenue Code in effect on the date of this Prospectus, any income attributable to market discount will be taxable but will not be realized until maturity, redemption or sale of the Bonds or Units.

Risk Inherent in an Investment in Different Types of Bonds. The Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. A Trust is considered to be "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. An investment in Units of the Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.

        General Obligation Bonds. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws. An entity's credit will depend on many factors: tax base, reliance on federal or state aid, and factors which are beyond the entity's control.

        Appropriations Bonds. Certain Bonds in the Trust may be Bonds that are, in whole or in part, subject to and dependent upon either the governmental entity making appropriations from time to time or the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation is subject to the willingness or ability of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Once an annual appropriation is made, the governmental entity's obligation to make lease rental payments is absolute and unconditional regardless of any circumstances or occurrences which might arise. In the event of non-appropriation, certificateholders' or bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing. In the event of non-appropriation, the Sponsors may instruct the Trustee to sell such Bonds.

        Industrial Development Revenue Bonds ("IDRs"). IDRs including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.

        Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility. Additionally, proposals for significant changes in the health care system and the present programs for third party payment are under consideration in Congress and many states. Future legislation or changes could adversely affect all hospitals, which in turn, could hinder their ability to make payment of principal and interest on such bonds.

        Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. Prepayments of principal tend to be greater in periods of declining interest rates. It is possible that such prepayments could be sufficient to cause a housing bond to be redeemed substantially prior to its stated maturity date, earliest call date or sinking fund redemption date. To the extent that these obligations were valued at a premium when a Unit holder purchased Units, any prepayment at par would result in a loss of capital to the Unit holder and reduce the amount of income that would otherwise have been paid to Unit holders.

        Power Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities may also be subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts for payment of bond debt service. The Sponsors cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

        Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of "no growth" zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

        University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors include the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution's ability to make payment on its own.

        Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase or equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

        Capital Improvement Facility Bonds. The Portfolio of a Trust may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

        Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation of the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires most waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

        Moral Obligation Bonds. The Trust may also include "moral obligation" bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation of debt of the state. The agencies or authorities generally have no taxing power.

        Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

        Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, scarcity of fuel, reduction or loss of rents or the impact of environmental considerations. Other Transit Authority Bonds may be dependent primarily or solely on federal, state or local assistance and any fluctuations in such assistance may adversely affect payment on the bonds. The Sponsors cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.

        Special Tax Bonds. Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax. Examples of special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

        Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: variations in taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

        Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

        Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. Revenues from the facilities may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, reduction or loss of rents or the impact of environmental considerations. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

        Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

        Other Revenue Bonds. Certain Series of the Trust may also contain bonds that are secured by direct obligations of the U.S. Government or, in some cases, obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. In a few isolated instances, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

        Puerto Rico Bonds. Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico ("Puerto Rico" or the "Commonwealth"). These Bonds will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is fully integrated with that of the mainland United States. During fiscal year 2002 (July 2001 through June 2002), approximately 89% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 50% of Puerto Rico's imports.

        Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. In fiscal year 2002, gross product was $45.2 billion ($35.2 billion in 1996 prices) compared to $44.2 billion ($35.3 billion in 1996 prices) for fiscal year 2001. This represents a nominal increase in gross product from fiscal year 2001 to 2002 of 2.3% (-0.2% in 1996 prices). The performance of the economy during the fiscal year 2002 was affected primarily by the performance of the United States economy, the level of transfer payments, and the level of oil prices and interest rates.

        The Planning Board's real gross product forecast for fiscal year 2003, made in February 2003, projects an increase of 1.7%. The performance of the Puerto Rico economy during the balance of fiscal year 2003 and fiscal year 2004 may be adversely affected by a drawn out conflict with Iraq, the occurrence of terrorist acts and sustained high oil prices. To mitigate the impact of high oil prices, the Electric Power Authority has instituted a hedging program with respect to a portion (around 8%) of its oil supply. The hedging contracts expire in June 2004.

        Preliminary Revenues and Expenditures for Fiscal Year 2002 and Approved Budget for Fiscal Year 2003. For the fiscal year ended June 30, 2002, preliminary General Fund revenues were $7.50 billion, which is $540 million or 7.8% higher than General Fund revenues during fiscal year 2001, and $37 million higher than originally budgeted revenues for this period.

        Expenditures for the 2002 fiscal year, on the other hand, are estimated to be $7.64 billion, which is $140 million or 1.9% higher than the $7.50 billion estimated revised budget for the fiscal year, which revised budget is based on preliminary General Fund revenues for the fiscal year. The Commonwealth expects to cover these additional expenditures with $120 million of reserve funds from the Commonwealth's Budgetary Fund and with $20 million of unused funds from certain agencies that have operating surpluses.

        The approved budget for fiscal year 2003 (which commenced on July 1, 2002) includes General Fund expenditures of $7.84 billion, which is $373 million or 5.0% higher than the $7.47 billion originally budgeted for fiscal year 2002. General Fund revenues for fiscal year 2003 are projected to be $7.84 billion.

        Ratings. On May 30, 2002, Standard & Poor's lowered the Commonwealth's debt rating from "A" to "A-." Standard & Poor's stated that the downgrade reflected five years of deficit operations and the use of deficit financing and back loading of debt to eliminate a large accumulated operating deficit. On December 11, 2002, Standard & Poor's also placed its ratings and underlying ratings on the Commonwealth's outstanding debt on Credit Watch with negative implications, reflecting concerns of its general ability to enforce appropriate accounting, fiscal and management controls.

        The preceding discussion provides only a brief summary of economic factors that may affect the market values of Puerto Rico municipal obligations. There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the Trust or the ability of particular issuers to make timely payments of debt service on these obligations. The information provided in this section is largely based on information drawn from Official Statements relating to securities offerings of Puerto Rico municipal obligations as of the date of this Prospectus. The Sponsor has not independently verified the accuracy and completeness of the information contained in such Official Statements.

        Special Factors Affecting New York. The following information represents special considerations regarding investment in New York municipal obligations. This information provides only a brief summary, it does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of New York municipal obligations available as of the date of this Prospectus. The Sponsor has not independently verified the accuracy and completeness of the information contained in such Official Statements.

        There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on New York State (the "State") or local government finances generally, will not adversely affect the market value of New York municipal obligations held by the Trust or the ability of particular issues to make timely payments of debt service on these obligations.

Economic Trends

        Over the long term, the State and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State is the third most populous state in the nation and historically has been one of the wealthiest. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

        The State for many years has had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

New York State

        The New York Economy


        The terrorist attacks of September 11, 2001 have had a more devastating impact on the State economy than on any other state. In particular, the State's financial and tourism industries have suffered as a result of the attacks. It is therefore not surprising that the State economy is only now emerging from the most recent recession. State employment is projected to decline 0.4 percent in 2003, following a steep decline of 1.8 percent in 2002. Conversely, wage income is projected to rise 2.0 percent in 2003, following a decline of 3.8 percent in 2002. However, both wage and total personal income growth for 2003 are expected to be well below historical averages, due in part to further declines in bonus payments for the first quarter of 2003 on a year-over-year basis. Bonus payments paid to financial service workers have been significantly reduced due to the recession and the steep decline in the stock market. In the aftermath of the bursting of the stock market bubble, it is expected that for the next two years bonuses in the financial and insurance sectors will remain at about one-half of their 2001 peak level. The unemployment rate for 2003 is estimated to be 6.2 percent for both 2003 and 2004, an increase of 0.1 percent from 2002. While the State's rate of economic growth was somewhat slower than that of the nation for calendar years 1990 through 1998, the situation has been improving in recent years. In 1999, for the first time in 13 years, the economic growth rate of the State surpassed the national growth rate, and in 2000, the rates were essentially the same. The September 11, 2001 attacks resulted in a slowdown in New York that was more severe than to the nation as a whole. Nevertheless, in recent years, the gap between the national and State growth rates continues to narrow.


        The risks to the State economic forecast are substantial. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Since financial sector activity remains the largest risk to the State forecast, continued weakness in this sector would have a significant impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy. Moreover, significant numbers of business relocations out of the State would likely result in slower job and income growth as well. The State's Division of the Budget (the "DOB") believes that although the State is emerging from recession, the most recent data signals a more sluggish recovery than projected. Although the State labor market appears to be stabilizing, the weakness in both the national and global economies has contributed to a weaker first half of 2003 for the State than anticipated. The volatility of the financial markets is a significant source of risk to the State forecast.

If the recent rise in equity prices and financial services activity fails to be sustained, industry profitability and associated compensation could be lower than anticipated. In addition, weaker than expected growth for both the national and international economies also could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling stronger income growth in that sector.

        The State also has noted that there are additional risks to its forecast resulting from the uncertainties in the national economy as a whole. In particular, significant risks to the current economic forecast include: (i) global political instability, including the uncertain post-war environment in Iraq, and the Middle East in general; (ii) higher energy prices, which could delay the global recovery, reducing export growth below expectations; (iii) weakness of consumer spending or a failure of investment spending to commence growth during the year, which could result in a return to recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil.

        The 2003-04 State Financial Plan (current fiscal year) and Forecast for 2004-2006

        On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, the DOB issued the Enacted Budget Financial Plan ("Financial Plan") on May 28, 2003, that reflected final action on the 2003-04 state budget by the Legislature. On July 30, 2003, the DOB issued the First Quarterly Update to the 2003-04 Financial Plan ("First Quarterly Update"). The 2003-04 Governor's Executive Budget (the "Executive Budget") reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from a spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fund increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

        The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. DOB analysis of the Financial Plan indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. The General Fund is the principal operating fund of the State and is used for all financial transactions except those required to be accounted for in another fund. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits provided by recently enacted federal aid changes and savings from a fiscal management plan being developed. Also excluded are revenues from certain measures enacted by the

Legislature that the DOB considers to be highly speculative at this time. The combination of federal aid and management actions will keep the 2003-04 budget in balance.

        Legislative changes are projected to increase revenues by $1.9 billion in 2003-04, $1.4 billion in 2004-05, and $605 million in 2005-06. In addition to these changes, revenues are projected to decrease from the Executive Budget forecast by $462 million in 2003-04 primarily due to the impact of 2002-03 actuals on the current year, and the April 2003 income tax settlement. The net 2003-04 revenue change since the Executive Budget is therefore $1.4 billion. General Fund spending is projected to increase from the Executive Budget by a net $2.3 billion in 2003-04, $4.5 billion in 2004-05 and $4.2 billion in 2005-06. Total projected spending in the 2003-04 Financial Plan is $2.33 billion higher than the level recommended in the Executive Budget. Spending changes primarily reflect net legislative restorations and adds in Medicaid ($840 million), school aid ($599 million), funding for member items ($200 million), higher education programs ($193 million) handicapped/all other education programs ($132 million), and welfare programs ($114 million).

        The recently enacted federal economic stimulus legislation provides $20 billion nationwide in fiscal relief to states, of which the DOB expects New York to receive $2.1 billion over the next two State fiscal years. In order to manage cash flow, assure budget balance in the current fiscal year, and begin to address significant 2004-05 and 2005-06 budget gaps, the Governor has developed a fiscal management plan to reduce State operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance. The DOB will also monitor and work to achieve additional revenues from certain measures enacted by the Legislature that DOB believes are speculative in nature and thus not reflected in the Financial Plan. These include Video Lottery Terminals at racetracks (legislative value of $150 million), collection of cigarette and motor fuel taxes on Indian Reservations (legislative value of $186 million), and collection of use tax (legislative value of $25 million), as well as other measures that the Legislature believes will reduce the outyear gaps.

        The First Quarterly Update projects total General Fund receipts of $40.4 billion, an increase of $1.1 billion from the $39.3 billion recorded in 2002-03. This total includes $28.4 billion in tax receipts, $3.6 billion in miscellaneous receipts, and $7.7 billion in transfers from other funds, and $645 million in extraordinary federal aid. The Financial Plan projects total General Fund disbursements, including transfers to support capital projects, debt service and other purposes, of $40.5 billion for 2003-04, an increase of $1.01 billion or
2.6 percent from 2002-03. The State expects to end the 2003-04 fiscal year with a closing General Fund balance of $730 million, unchanged from the Financial Plan estimate. The closing balance represents monies on deposit in the Tax Stabilization Reserve Fund ($710 million) and the Contingency Reserve Fund ($20 million). The balance assumes achievement of $912 million of savings from the fiscal management plan including additional federal aid as described above.

        Special Considerations

        The attacks of September 11 and the lingering effects of the national recession are expected to have continued adverse financial consequences for the State. The DOB believes that their impact is adequately reflected in the current financial forecast, but the combined effect of both factors introduces significant uncertainty into the current Financial Plan estimates. In the long term, the most significant risk is the possible loss of important economic activity in the State.

        Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the State economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East, and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.

        Recent events have increased the risks to the forecast for both employment and wages. Although the war with Iraq has recently ended, the threat of future terrorist acts still remains. The continuing erosion of investor confidence has had a major impact on Wall Street and the City economy. Securities industry profits for 2002 were the lowest in eight years; including research settlement charges and write-offs for potential litigation costs, profits were a negative $1 billion for the fourth quarter. If global tensions resolve quickly, equity markets could strengthen more quickly than expected. If not, financial sector weakness, combined with weak domestic and global demand for State goods and services, will continue to have an adverse impact on the State's economic recovery.

        Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

        Ratings

        Standard & Poor's, Moody's and Fitch Ratings currently rate the State's general obligation bonds AA, A2 and AA-, respectively.

        On December 19, 2000, Standard & Poor's revised its rating on the State's general obligation bonds from A+ to AA. On June 12, 2003, Standard & Poor's reaffirmed its AA rating and its negative outlook on the State's general obligation bonds. On December 6, 2002, Moody's revised its outlook on the State's general obligation bonds to stable from positive. On June 12, 2003, Moody's reaffirmed its A2 rating and its stable outlook on the State's general obligation bonds. On June 5, 2003, Fitch Ratings revised its rating on the State's general obligation bonds from AA to AA-. On June 13, 2003, Fitch Ratings reaffirmed its AA- rating on the State's general obligation bonds.

New York City

        Overview

        The City, with a population of approximately 8.0 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.


        The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2003 through 2007 fiscal years. Implementation of the financial plan is dependent upon the City's ability to market its securities successfully. The financial plan is also dependent on the financing capacity of the New York City Transitional Finance Authority (the "TFA"), which issues debt secured by personal income tax and sales tax revenues and the New York City Municipal Water Finance Security, which issues debt secured by water and sewer revenues. The City assumes that borrowings from the TFA and federal aid will pay in substantial part for the costs relating to the September 11 attacks. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes as well as those issued by the TFA and other City agencies.


        The 2003-07 Financial Plan


        As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. On June 30, 2003, the City submitted to the Control Board the Financial Plan for the 2003 through 2007 fiscal years (the "City Financial Plan"), which relates to the City and certain entities which receive funds from the City, and which reflects changes as a result of the City's expense and capital budgets for the 2004 fiscal year which were adopted on June 27, 2003. The City Financial Plan is a modification to the financial plan submitted to the Control Board on June 26, 2002 (the "June Financial Plan"). The City Financial Plan projects revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projects gaps of $2.0 billion, $3.2 billion and $3.3 billion for fiscal years 2005, 2006 and 2007, respectively. The City Financial Plan reflects changes since the June Financial Plan which decreased projected revenues by $821 million, $2.3 billion, $2.2 billion and $2.0 billion in fiscal years 2003 through 2006, respectively, and increased projected net expenditures by $1.3 billion, $1.3 billion and $1.6 billion in fiscal years 2004 through 2006, respectively. Changes in projected revenues include a decline in projected tax revenues of $621 million, $1.6 billion, $1.8 billion and $1.9 billion in fiscal years 2003 through 2006, respectively, reflecting primarily decreases in projected personal income, business and sales tax revenues, as well as the elimination of previously assumed non-tax revenues. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

        The decline in revenues is due in part to decreased projected tax revenues. The decline in projected tax revenue growth reflects the September 11 attack and a continued weak economy, which has resulted in lower wage earnings, lower corporate earnings, local job losses exceeding 117,000 in 2002, a disruption in tourism and related spending and the decline in financial services sector profits and employee income. Changes in projected expenditures since the June Financial Plan include increased pension costs and the elimination of previously assumed labor productivity initiatives. Changes in projected expenditures also include increased agency spending, increased costs for settling claims against the City, increased health and welfare spending primarily for Medicaid, increased debt service costs, an increase in the labor reserve and funding for capital expenditures.

        The City has included a gap-closing program in the City Financial Plan which reflects the enacted 18.49% property tax increase, effective January 1, 2003. The gap-closing program will, among other things, reduce agency expenditures and increase agency revenues by $950 million in fiscal year 2003 and by between $2.1 billion and $2.2 billion annually in subsequent fiscal years. The gap-closing program also reflects an enacted increase in the personal income tax rates for City residents, commencing January 1, 2003. In addition, the City portion of the sales tax increased one-eighth percent in June 2003 for a period of two years under the gap-closing program. Also, the City expects to receive $200 million, $583 million and $96 million in fiscal years 2004 through 2006, respectively, of back rent and renegotiated future lease payments for the City's airports, which is subject to the settlement of the City's claim for back rent and the renegotiation of the City's airport leases. Additional federal gap-closing actions in the City Financial Plan include $420 million in fiscal year 2003 (in addition to the $230 million previously provided) to reimburse the City for costs related to the September 11 attack and increased federal funding for Medicaid which is expected to generate approximately $290 million for the City over the fifteen months ending June 30, 2004. The additional State actions proposed in the City Financial Plan include a proposed regional transportation initiative which would produce savings for the City totaling $75 million in fiscal year 2004 and approximately $150 million annually in each of fiscal years 2005 and 2006 by transferring responsibility for the local private bus system to the Metropolitan Transportation Authority. Furthermore, legislation was enacted by the State Legislature pursuant to which the Local Government Assistance Corporation ("LGAC") is to make available to the City $170 million annually which the City intends to assign a newly-created financing entity for the purpose of refinancing outstanding indebtedness of the Municipal Assistance Corporation for the City of New York ("MAC") which would make available to the City approximately $500 million annually in fiscal years 2004 through 2008 by reducing the amount of City revenues retained by MAC for its debt service.

        On August 6, 2003, the LGAC directors adopted a resolution stating that LGAC would not make the $170 million annual payment to the City, expressing legal and policy concerns with the legislation. On August 13, 2003, LGAC, its Chairperson, the State Division of the Budget and its Director sued the City and the Sales Tax Asset Receivable Corporation ("STAR Corp.") seeking to prevent the issuance of bonds by STAR Corp., the local development corporation expected to finance the cost of debt service on MAC debt otherwise payable from City sales tax revenues. STAR Corp. debt is expected to be paid from the annual payment of $170 million from LGAC which the City would assign to STAR Corp. The State Supreme Court granted the City's and STAR Corp.'s motion for summary judgment. Plaintiffs appealed that decision to the State Appellate Division which had previously issued a preliminary injunction preventing STAR Corp. from issuing its bonds pending appeal. The appeal is expected to be heard in November. The outcome of this litigation cannot be predicted with certainty. If the $500 million in annual savings in MAC debt service for fiscal years 2004 through 2008 from the STAR Corp. financing is not available to the City, the City would be forced to reduce expenditures or increase revenues to maintain balanced operating results for fiscal year 2004 and would be faced with larger than forecast budget gaps in the subsequent years of the Financial Plan.


        Subsequent to the passage of the State budget by the State Legislature, the Governor vetoed significant portions of the budget and other legislation providing City assistance. In his veto message, the Governor raised questions as to the constitutionality of such legislation. On May 15 and 19, 2003, the State Legislature overrode the Governor's vetoes. The City believes that the legislation providing the City with assistance is constitutional. However, if there were to be a successful challenge to the legislation, there would be an adverse impact on the City's budget and the City Financial Plan. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors which could have a material effect on the City.

        Special Considerations

        The City Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the receipt of economically sensitive tax revenues in the amounts projected. In addition, other potential uncertainties include the following: (i) the effects of the September 11 attacks on the City economy; (ii) the rate of wage increases; (iii) the ability of the City to implement cost reduction initiatives (including the July 18, 2002, announcement by the Mayor that was directed to the Office of Management and Budget to reserve 7.5% of City-funded spending to address projected gaps and provide reserves); and (iv) the impact of real estate market conditions. The projections contained in the City Financial Plan may also be affected by the uncertainty relating to the State's Financial Plan and to the U.S. economy, as a whole, as discussed above.

        With respect to the impact of September 11 on the City, the City Financial Plan assumes that the City's costs relating to September 11 will be paid in substantial part from federal aid and funds provided by the TFA. The City is seeking to be reimbursed by the federal government for all of its direct costs (which are expected to be substantially lower than initially anticipated) for response and remediation of the World Trade Center site. The City also expects to receive federal funds for the costs of economic revitalization. The federal government has committed $21.4 billion for disaster assistance for New York, including disaster recovery and related activities, increased security and reconstruction of infrastructure and public facilities. Included in the $21.4 billion is $15.5 billion of appropriations for costs such as cleanup, economic development, job training, transit improvements, road reconstruction and grants to residents and businesses in lower Manhattan. It also includes approximately $5.5 billion allocated for redevelopment incentives for businesses located in the Liberty Zone (the area surrounding the World Trade Center site). In addition, the State legislature increased the financing capacity of the TFA by $2.5 billion to fund recovery costs and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal disaster aid. It is currently not possible to quantify the long-term adverse impact of September 11 on the City and its economy, any offsetting economic benefits that may result from recovery and rebuilding activities, or the amount of additional resources from federal, State, City and other sources that will be required.

        Although the City has maintained balanced budgets in each of its last twenty-one fiscal years, there can be no assurance that the gap-closing actions proposed in the City Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

        Finally, the sluggish pace of the current economic recovery at the national level does not bode well for a timely turnaround in the City's economy. Coming out of past recessions, the City has typically lagged the nation's recovery. This is largely due to the fact that the City's economy does not gain much from the recovery in manufacturing that takes hold in the early phase of the up cycle, as well as the fact that demand for the City's service sectors only picks up when a recovery is firmly in place. The current cycle is not expected to be any different. In addition to the employment declines, the City's economic woes over the past two years have been further compounded by the drastic decline in compensation on Wall Street, more severe than anticipated in previous forecasts. As a result, the forecast for wage income in the City shows declines for two consecutive years, unprecedented in recent times. Job growth in the City is not expected to begin until the fourth quarter of 2003, lagging the U.S. by three quarters, and even then growth is projected to be anemic. It is of little surprise, given the weak labor market and Wall Street's performance, that conditions in the City's commercial real estate market have significantly deteriorated. By the end of 2002, there were nearly 26 million square feet of primary office space available on the market, compared to 16 million square feet at the start of the year. With so much vacant space available for lease, landlords have been forced to lower rents considerably. With additional job losses anticipated, both the Downtown and Midtown primary office markets are expected to worsen in 2003.

        Ratings

        Standard & Poor's, Moody's and Fitch Ratings currently rate the City's outstanding general obligation bonds A, A2 and A+, respectively.

        On May 27, 2003, Standard & Poor's revised its outlook to stable from negative on the City's general obligation bonds. On October 20, 2003, Standard & Poor's reaffirmed its A rating and its stable outlook on the City's general obligation bonds. On November 15, 2001, Moody's revised its outlook on the City's general obligation bonds to negative from uncertain due to the disruptive effects of September 11 on the City's economy and the effects of the national economic recession. On October 17, 2003, Moody's reaffirmed its A2 rating and its negative outlook on the City's general obligation bonds. In December 2002, Fitch Ratings issued a negative outlook on the City's general obligation bonds. On June 26, 2003, Fitch Ratings reaffirmed its A+ rating on the City's general obligation bonds.

Litigation

        A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the State Financial Plan.

        The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2003, amounted to approximately $4.3 billion.

        Litigation and Legislation. To the best knowledge of the Sponsors, there is no litigation pending as of the date hereof in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. Litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from New York State, New York City and regular federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

        Tax Exemption. From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. The recent reduction in federal income tax rates applicable to interest income may have the effect of making tax-exempt interest relatively less advantageous compared to the benefit of such tax exemption under higher tax rates since the interest rates on tax-exempt bonds tend to be lower than on similar taxable bonds. See "Tax Status" herein for a more detailed discussion concerning the tax consequences of an investment in Units. Unit holders are urged to consult their own tax advisers.

                             INSURANCE ON THE BONDS

        Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in the Trust has been obtained from the Insurer by the Trust. The Insurer has issued a policy of insurance covering each of the Bonds in the Trust, including Pre-insured Bonds. The insurance obtained by the Trust from the Insurer is only effective as to Bonds owned by and held in the Trust and, consequently, does not cover Bonds for which the contract for purchase fails. A "when issued" Bond will be covered under the MBIA policy upon the settlement date of the issue of such "when issued" Bond. The MBIA policy shall continue in force only with respect to Bonds held in and owned by the Trust. The Insurer shall not have any liability under the policy with respect to any Bonds that do not constitute part of the Trust. In determining to insure the Bonds, the Insurer has applied its own standards which generally correspond to the standards it has established for determining the insurability of new issues of municipal bonds. Except as indicated herein under "Public Offering Price," insurance obtained by the Trust has no effect on the price or redemption value of the Units.

        By the terms of its policy, the Insurer will unconditionally guarantee to the Trust the payment, when due, required of the issuer of the Bonds of an amount equal to the principal of (either at the stated maturity or at the time a mandatory sinking fund payment becomes due) and interest on the Bonds as such payments shall become due but are not paid. No representation is made as to the ability of the insurer to meet its commitments. Except as provided below with respect to issues of small issue industrial development Bonds and pollution control revenue Bonds, in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption (other than mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration of payment. The Insurer will be responsible for such payments less any amounts received by the Trust from any trustee for the Bond issuers or from any other source. Except as provided below, the insurance policy does not guarantee payment on an accelerated basis of the payment of any redemption premium or the value of the Units of the Trust. The MBIA policy also does not insure against nonpayment of principal or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the Trustee or other paying agent for the Bonds. However, with respect to small issue industrial development Bonds and pollution control revenue Bonds covered by the policy, the Insurer guarantees any accelerated payments required to be made by or on behalf of an issuer of such Bonds if there occurs, pursuant to the terms of the Bonds, an event which results in the loss of the tax-exempt status of interest on such Bonds. The Insurer may not insure the payment of principal or interest on Bonds which is not required to be paid by the issuer because the Bonds were not validly issued. At the respective times of issuance of the Bonds, opinions relating to their validity were rendered by bond counsel to their respective issuing authorities.

        When an issue is accepted for MBIA insurance, a non-cancelable policy for the payment of interest on and principal of the bonds is issued by the Insurer. A single or annual premium is paid by the issuer or any other party for its insurance on Pre-insured Bonds, and a monthly premium is paid by the Trust for the insurance it obtains from the Insurer on the Bonds in the Trust that are not also MBIA Pre-insured Bonds or Municipal Bond Insurance Association Pre-insured Bonds. No premium will be paid by the Trust for the insurance it obtains from the Insurer on Bonds that are also MBIA Pre-insured Bonds or Municipal Bond Insurance Association Pre-insured Bonds.

        The policy is non-cancelable and will continue in force so long as the Trust is in existence and the Securities described in the policy continue to be held in and owned by the Trust. Failure to pay premiums on the MBIA policy obtained by the Trust will not result in the cancellation of insurance but will force the Insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from the Trust.

        The policy shall terminate as to any Bond which has been redeemed from the Trust or sold by the Trustee on the date of such redemption or on the settlement date of such sale, and the Insurer shall not have any liability under the policy as to any such Bond thereafter. If the date of such redemption or the settlement date of such sale occurs between a record date and a date of payment of any such Bonds, the policy will terminate as to such Bond on the business day next succeeding such date of payment. The termination of the policy as to any Bond shall not affect the Insurer's obligations regarding any other Bond in the Trust or any other trust which has obtained a MBIA insurance policy. The policy will terminate as to all Bonds on the date on which the last of the Bonds matures, is redeemed or is sold by the Trust.

        Pursuant to an irrevocable commitment of the Insurer, the Trustee upon the sale of a Bond in the Trust has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bond) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in the Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance for a Bond in the Trust upon instruction from the Sponsors only if upon such exercise the Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance and the related custodial fee) from such sale in excess of the sale proceeds if such Bond were sold on an uninsured basis.

        The contract of insurance relating to the Trust, certain agreements relating to the Permanent Insurance and the negotiations in respect thereof represent the only significant relationship between the Insurer and the Trust. Otherwise, neither the Insurer nor any associate thereof has any material business relationship, direct or indirect, with the Trust or the Sponsors, except that the Sponsors may from time to time in the normal course of their business, participate as underwriters or as managers or as members of underwriting syndicates in the distribution of new issues of municipal bonds for which a policy of insurance guaranteeing the payment of interest and principal has been obtained from the Insurer. Although all issues contained in the Trust are individually insured, neither the Trust, the Units nor the portfolio is insured directly or indirectly by the Insurer.

        A purpose of the insurance on the Bonds in the portfolio obtained by the Trust is to obtain a higher yield on the Trust portfolio than would be available if all the Securities in such portfolio had Standard & Poor's "AAA" rating and/or Moody's "Aaa" rating but were uninsured and yet, at the same time, to have the protection of insurance of payment of interest and principal on the Securities. There is, of course, no certainty that this result will be achieved. Any Pre-insured Bonds in the Trust (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's, respectively) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's. In selecting Pre-insured Bonds for the portfolio of the Trust, the Sponsors have applied the criteria described herein under the heading "Portfolio." Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will continue to be insured under the policy obtained by the Trust from MBIA Inc. or MBIA Corp. as long as the Bond is held in the Trust. Insurance obtained by the issuer of a Bond or by other parties may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

        Because the Securities in the Trust are insured by MBIA as to the payment of principal and interest, Standard & Poor's has assigned its "AAA" investment rating to the Units and Bonds in the Trust, as insured, as of the initial Date of Deposit, and Moody's has assigned a rating of "Aaa" to all of the Bonds in the Trust, as insured, for as long as they are held in such Trust. See "Notes to Portfolio" in Part A. Also, these ratings reflect Standard & Poor's and Moody's assessments of the creditworthiness of the Insurer and their ability to pay claims on their policies of insurance. The obtaining of these ratings by the Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or Moody's or as a guarantee of the market value of the Trust or of the Units. These ratings are not a recommendation to buy, hold or sell and do not take into account the extent to which Trust expenses or portfolio asset sales for less than the Trust's acquisition price will reduce payment to the Unit holders of the interest or principal.

        MBIA is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam.

        As of December 31, 2002, the Insurer had admitted assets of $9.2 billion (audited), total liabilities of $6.0 billion (audited), and total capital and surplus of $3.2 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of June 30, 2003, the Insurer had admitted assets of $9.5 billion (unaudited), total liabilities of $6.1 billion (unaudited), and total capital and surplus of $3.4 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of the Insurer's year end financial statements prepared in accordance with statutory accounting practices are available from the Insurer. The address of the Insurer is 113 King Street, Armonk, New York 10504.

        No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof. The Sponsors are not aware that the information herein is inaccurate or incomplete as of the date hereof.

                                 PUBLIC OFFERING

Offering Price. The Public Offering Price of the Units of the Trust is based on the aggregate bid price of the Bonds in the Trust (as determined by the Evaluator) plus a sales charge determined in accordance with the schedule set forth below, which is based upon the maturities of each Bond in the Trust. The Sponsors have implemented this variable format as a more equitable method of assessing the sales charge for secondary market purchases. For purposes of computation, Bonds will be deemed to mature on their expressed maturity dates unless the Evaluator evaluates the price of the Bonds to a different date such as a call date or a mandatory tender date, in which case the maturity will be deemed to be such other date.

        This method of sales charge computation will apply different sales charge rates to each Bond in the Trust based upon the maturity of each such Bond in accordance with the following schedule:

                                           Secondary Market Period Sales Charge
                                         ---------------------------------------
                                           Percentage of         Percentage of
                                          Public Offering          Net Amount
Years to Maturity Per Bond                Price Per Bond            Invested
--------------------------               ----------------       ----------------

less than 2 years.....................          1.0%                 1.010%
2 but less than 3.....................          2.0%                 2.091%
3 but less than 4.....................          3.0%                 3.093%
4 but less than 8.....................          4.0%                 4.167%
8 but less than 12....................          5.0%                 5.363%
12 but less than 15...................          5.5%                 5.820%
15 or more............................          5.9%                 6.270%

        A minimum sales charge of 1.0% of the Public Offering Price will be applied to all secondary market unit purchases.

        A proportionate share of accrued and undistributed interest on the Securities at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.

        Unless Securities are in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the Units due to the MBIA insurance obtained by the Trust. See also "Rights of Unit Holders--Certificates" and "Rights of Unit Holders--Redemption" in Part B for information relating to redemption of Units. The Evaluator will consider the following factors in its evaluation of Securities which are in default in payment of principal or interest or, in the Sponsors' opinion, in significant risk of such default ("Defaulted Bonds") and which are covered by insurance obtained by the Trust: (i) the value of the insurance guaranteeing interest and principal payments and (ii) the market value of the Securities and the market value of similar securities of issuers whose securities, if identifiable, carry identical interest rates and maturities and are of creditworthiness comparable to the issuer prior to the default or risk of default. If such other securities are not identifiable, the Evaluator will compare prices of securities with substantially identical interest rates and maturities and of a creditworthiness of minimum investment grade. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In any case, the Evaluator will consider the ability of MBIA to meet its commitments under the Trust's insurance policy and MBIA's commitment to issue Permanent Insurance. The Evaluator intends to use a similar valuation method with respect to Securities insured by the Trust if there is a significant risk of default and a resulting decrease in the market value. For a description of the circumstances under which a full or partial suspension of the right of Unit holders to redeem their Units may occur, see "Rights of Unit Holders--Redemption" in Part B.

        Certain commercial banks are making Units of the Trust available to their customers on an agency basis. Further, as a result of certain legislative changes effective November 1999, banks are no longer prohibited from certain affiliations with securities firms. This legislation grants banks authority to conduct certain authorized activity, such as sales of Units, through financial subsidiaries. A portion of the sales charge discussed above is retained by or remitted to the banks or their financial subsidiaries for these agency and brokerage transactions.

        If the Trustee does not exercise the right to obtain Permanent Insurance as to any Defaulted Bonds in the Trust, it is the present intention of the Trustee (assuming the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bonds), so long as the Trust contains either some Bonds not in default or any Pre-insured Bonds, not to sell Defaulted Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio BECAUSE VALUE ATTRIBUTABLE TO THE INSURANCE OBTAINED BY THE TRUST CANNOT BE REALIZED UPON SALE. Insurance obtained by the issuer of a Pre-insured Bond, or by some party other than the Trust, is effective so long as such Pre-insured Bond is outstanding and the insurer of such Bond continues to fulfill its obligations. Therefore, any such insurance may be considered to represent an element of market value in regard to the Pre-insured Bond, but the exact effect, if any, of this insurance on such market value cannot be predicted. Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will in any case continue to be insured under the policy obtained by the Trust from MBIA as long as the Bond is held in the Trust.

        Market for Units. Although they are not obligated to do so, the Sponsors have maintained and intend to continue to maintain a market for the Units of the Trust and continuously to offer to purchase Units of the Trust at prices based on the aggregate bid price of the related Securities. The Sponsors' Repurchase Price shall not be less than the Redemption Price plus accrued interest through the expected date of settlement. (See "Rights of Unit Holders--Redemption-- Computation of Redemption Price per Unit" in Part B.) There is no sales charge incurred when a Unit holder sells Units back to the Sponsors. Any Units repurchased by the Sponsors may be reoffered to the public by the Sponsors at the Public Offering Price at such time, plus accrued interest.

        If the supply of Units of any Series exceeds demand, or for some other business reason, the Sponsors may discontinue purchases of Units of such Series at prices based on the aggregate bid price of the Securities. The Sponsors do not in any way guarantee the enforceability, marketability, or price of any Security in the portfolio or of the Units of the Trust. In the event that a market is not maintained for the Units of the Trust, a Unit holder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the underlying Securities. The aggregate bid price of the Securities in the Trust may be expected to be less than the aggregate offering price. If a Unit holder wishes to dispose of his Units, he should inquire of the Sponsors as to current market prices prior to making a tender for redemption to the Trustee. See "Rights of Unit Holders--Redemption" and "Sponsors" in Part B.

        Employees (and their immediate families) of Glickenhaus & Co. and of Advest, Inc. may, pursuant to employee benefit arrangements, purchase Units of the Trust at the bid side of the underlying securities, divided by the number of Units outstanding plus a reduced sales charge of 1.5% of the Public Offering Price. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies.

Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsors' secondary market, so long as it is being maintained.

        Distribution of Units. The Sponsors are the sole underwriters of the Units. It is the Sponsor's intention to effect a public distribution of the Units solely through their own organizations. Units may, however, be sold to dealers who are members of the National Association of Securities Dealers, Inc. at a discount. Such discount is subject to change from time to time by the Agent for the Sponsors. Sales will be made only with respect to the whole Units, and the Sponsors reserve the right to reject, in whole or in part, any order for the purchase of Units. It is the Sponsor's intention to continue to qualify Units of the Trust for sale where such qualification is necessary. In maintaining a market for the Units (see "Public Offering - Market for Units"), the Sponsors will realize profits or sustain losses in the amount of any difference between the price at which they buy Units and the price at which they resell such Units (based on the Public Offering Price described in the currently effective Prospectus which includes the sales charge set forth in Part A of this Prospectus under "Summary of Essential Information", or "Summary of Essential Financial Information" in some Trusts) or the price at which they may redeem such Units (based upon the aggregate bid side evaluation of the Securities), as the case may be, and to the extent that they earn sales charges on resales.

                          ESTIMATED CURRENT RETURN AND
                   ESTIMATED LONG-TERM RETURN TO UNIT HOLDERS

        Units of the Trust are offered on a "dollar price" basis. In contrast, tax-exempt bonds customarily are offered on a "yield price" basis. Therefore, the rate of return on each Unit is measured in terms of both Estimated Current Return and Estimated Long-Term Return. Estimated Current Return based on the Public Offering Price per Unit and Estimated Long-Term Return per Unit and information regarding the estimated monthly and semi-annual distributions of interest are set forth under the Summary of Essential Information in Part A.

        Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with principal prepayment, redemption, maturity, exchange or sale of Bonds. The Public Offering Price per Unit will vary with changes in the offering price of the Bonds. Estimated Current Return takes into account only the interest payable on the Bonds and does not involve a computation of yield to maturity or to an earlier redemption date nor does it reflect any amortization of premium or discount from par value on the Bond's purchase price. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable ratings, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. Therefore, there is no assurance that the Estimated Current Return as set forth under "Summary of Essential Information" in Part A will be realized in the future.

        Estimated Long-Term Return is calculated using a formula that (i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (taking into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in the Trust and (ii) takes into account the expenses and sales charge associated with each Unit of the Trust. The Estimated Long-Term Return assumes that each Bond is retired on its pricing life date (i.e., that date which produces the lowest dollar price when yield price calculations are done for each optional call date and the maturity date of a callable security). If the Bond is retired on any optional call or maturity date other than the pricing life date, the yield to the holder of that Bond will be greater than the initial quoted yield. Since the market values and estimated retirements of the Bonds, the expenses of the Trust and the Net Annual Interest Income and Public Offering Price per Unit may change, there is no assurance that the Estimated Long-Term Return as set forth under "Summary of Essential Information" in Part A will be realized in the future.

                                   TAX STATUS

        This is a general discussion of some of the income tax consequences of the ownership and disposition of Units by U.S. citizens and residents and corporations organized in the U.S. It applies only to investors who hold the Units as capital assets. It does not discuss rules that apply to investors subject to special tax treatment, such as securities dealers, financial institutions, insurance companies and anyone who holds Units as part of a hedge or straddle. Unitholders should consult their tax advisors in determining the federal, state and local or other tax consequences of the purchase, ownership and disposition of Units.

The Bonds

        In the opinions of bond counsel delivered on the dates the Bonds were issued (or in opinions to be delivered, in the case of when-issued Bonds), the interest on the Bonds is excludable from gross income for regular federal income tax purposes under the law in effect at the time the Bonds were issued (except in certain circumstances because of the identity of the holder).

        In the opinion of such bond counsel, an individual holder who resides in New York State or City will not be subject, respectively, to New York State or City tax on interest income derived from the Bonds held in the Trust (except in certain limited circumstances), although such an individual will be subject to New York State and (if a City resident), City tax, with respect to any gains realized when Bonds or Units are sold, redeemed or paid at maturity. However, interest on the Bonds may be subject to other state and local taxes. Interest on the Bonds is not excludable from net income in determining New York State or New York City franchise taxes on corporations or financial institutions. The Sponsors and Paul, Hastings, Janofsky & Walker LLP have not made and will not make any review of the procedures for the issuance of the Bonds or the basis for these opinions.

        In the opinions of bond counsel delivered at the time of issuance of the Bonds, referred to above, none of the interest received on the Bonds is subject to the alternative minimum tax for individuals. However, the interest will be included in the calculation of a corporation's alternative minimum tax.

        In the case of certain Bonds, the opinions of bond counsel may indicate that interest received by a substantial user of the facilities financed with proceeds of the Bonds, or persons related thereto, will not be exempt from regular federal income taxes, although interest on those Bonds received by others would be exempt. The term substantial user includes only a person whose gross revenue derived with respect to the facilities financed by the issuance of the Bonds is more than 5% of the total revenue derived by all users of those facilities, or who occupies more than 5% of the usable areas of those facilities or for whom those facilities or a part thereof were specifically constructed, reconstructed or acquired. Related persons are defined to include certain related natural persons, affiliated corporations, partners and partnerships. Similar rules may be applicable for state tax purposes.

        No investigation has been made as to the current or future owners or users of the facilities financed by the bonds, the amount of such persons' outstanding tax-exempt private activities bonds, or the facilities themselves, and no assurance can be given that future events will not affect the tax-exempt status of the Bonds. Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

The Trust

        In the opinion of Paul Hastings Janofsky & Walker LLP, special counsel for the Sponsors, under existing law:

        The Trust is not an association taxable as a corporation for federal income tax purposes, and interest on the Bonds that is excludable from federal gross income when received by the Trust will be excludable from the federal gross income of the Unit holders.

        Any proceeds paid under the insurance policy described above issued to the Trust with respect to the Bonds and any proceeds paid under individual policies obtained by issuers of Bonds or other parties that represent maturing interest on defaulted obligations held by the Trust will be excludable from federal gross income and from New York State and City personal income to the same extent as such interest would have been excludable if paid in the normal course by the issuer of the defaulted obligations.

        Each Unit holder will be considered the owner of a pro rata portion of the Bonds and any other assets held in the Trust under the grantor trust rules of the Code. Each Unit holder will be considered to have received its pro rata share of income from the Bonds held by the Trust on receipt by the Trust (or earlier accrual, depending on the Unit holder's method of accounting and depending on the existence of any original issue discount), and each Unit holder will have a taxable event when an underlying Bond is disposed of (whether by sale, redemption, or payment at maturity) or when the Unit holder redeems or sells its Units.

        Under the income tax laws of the State and City of New York, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unit holders.

        A Unit holder who is a non-resident of New York will not be subject to New York State or City income tax on any interest or gain derived from its interest in the Trust's assets or upon any gain from the sale of its Units except to the extent that such gain is from property employed in a business, trade, profession or occupation carried on in the State of New York.

        The opinion of Paul, Hastings, Janofsky & Walker LLP, expressed immediately above, as to the tax status of the Trust is not affected by the provision of the Trust Agreement that authorizes the acquisition of Replacement Bonds or by the implementation of the option automatically to reinvest principal and interest distributions from the Trust pursuant to the Automatic Accumulation Plan, described under "Automatic Accumulation Account" in this Part B.

Other Tax Issues

        The Trust may contain Bonds issued with original issue discount. Unit holders are required to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations and to increase the basis of a tax-exempt obligation by the amount of accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982, and acquired after March 1, 1984. The Trust's tax basis (and the Unit holder's tax basis) in a Bond is increased by any accrued original issue discount.

        Unit holders should consult their own tax advisors with respect to the state and local tax consequences of owning original issue discount bonds. It is possible that in determining state and local taxes, interest on tax-exempt bonds issued with original issue discount may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

        The total cost of a Unit to a Unit holder, including sales charge, is allocated among the Bonds held in the Trust (in proportion to the values of each Bond) in order to determine the Unit holder's per Unit tax basis for each Bond. The tax basis reduction requirements of the Code relating to amortization of bond premium discussed below will apply separately to the per Unit cost of each such Bond. A New York State or City resident should determine its basis and holding period for its Units for New York State and City tax purposes in the same manner as for federal tax purposes.

        A Unit holder will be considered to have purchased its pro rata interest in a Bond at a premium when it acquires a Unit if its tax cost for its pro rata interest in the Bond exceeds its pro rata interest in the Bond's face amount (or the issue price plus accrued original issue discount of an original issue discount bond). The Unit holder will be required to amortize any premium over the period remaining before the maturity or call date of the Bond. Amortization of premium on a Bond will reduce a Unit holder's tax basis for its pro rata interest in the Bond, but will not result in any deduction from the Unit holder's income. Thus, for example, a Unit holder who purchases a Unit at a price that results in a Bond premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Unit holder is considered to have held such interest.

        Bond premium must be amortized under the method the Unit holder regularly employs for amortizing bond premium (assuming such method is reasonable). With respect to a callable bond, the premium must be computed with respect to the call price and be amortized to the first call date (and successively to later call dates based on the call prices for those dates).

        Gain (or loss) realized on the sale, maturity or redemption of the Bonds or on the sale or redemption of a Unit is includible in gross income for federal income tax purposes. That gain will be capital gain (or loss), assuming that the Unit is held as a capital asset, except for any accrued interest, accrued original issue discount or accrued market discount. When a Bond is sold by the Trust, taxable gain or loss will be realized by the Unit holder equal the difference between (i) the amount received (excluding the portion representing accrued interest) and (ii) the adjusted basis (including any accrued original issue discount). Taxable gain or loss will also result if a Unit is sold or redeemed for an amount different from its adjusted basis to the Unit holder. The amount received when a Unit is sold or redeemed is allocated among all the Bonds in the Trust in the same manner if the Trust had disposed of the Bonds, and the Unit holder may exclude accrued interest, including any accrued original issue discount, but not amounts attributable to market discount. The return of a Unit holder's tax basis is otherwise a tax-free return of capital.

        A Unit holder may acquire its Units, or the Trust may acquire Bonds at a price that represents a market discount for the Bonds. Bonds purchased at a market discount tend to increase in market value as they approach maturity, when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount.

        Long-term capital gains realized by non-corporate Unit holders (with respect to Units and Bonds held for more than one year) will be taxed at a maximum federal income tax rate of 15% (5% if the non-corporate Unit holder is, and would be after accounting for such gains, eligible for the 10% or 15% tax bracket for ordinary income), while ordinary income received by non-corporate Unit holders will be taxed at a maximum federal income tax rate of 35%. The deductibility of capital losses is limited to the amount of capital gain; in addition, up to $3,000 of capital losses of noncorporate Unit holders ($1,500 in the case of married individuals filing separate returns) may be deducted against ordinary income. Since the proceeds from sales of Bonds, under certain circumstances, may not be distributed pro rata, a Unit holder's taxable income or gain for any year may exceed its actual cash distributions in that year.

        If the Trust purchases any units of a previously issued series, with respect to such series the Trust's pro rata ownership interest in the bonds of such series (or any previously issued series) will be treated as though it were owned directly by the Trust.

        Among other things, the Code provides for the following: (1) interest on certain private activity bonds is an item of tax preference included in the calculation of alternative minimum tax, however none of the Bonds in the Trust is covered by this provision; (2) 75% of the amount by which adjusted current earnings (including interest on all tax-exempt bonds) exceed alternative minimum taxable income, as modified for this calculation, will be included in corporate alternative minimum taxable income; (3) subject to certain exceptions, no financial institution is allowed a deduction for interest expense allocable to tax-exempt interest on bonds acquired after August 7, 1986; (4) the amount of the deduction allowed to property and casualty insurance companies for underwriting loss is decreased by an amount determined with regard to tax-exempt interest income and the deductible portion of dividends received by such companies; (5) an issuer must meet certain requirements on a continuing basis in order for interest on a bond to be tax-exempt, with failure to meet such requirements resulting in the loss of tax exemption; and (6) the branch profits tax on U.S. branches of foreign corporations may have the effect of taxing a U.S. branch of a foreign corporation on the interest on bonds otherwise exempt from tax.

        A portion of social security benefits is includible in taxable income for taxpayers whose "modified adjusted gross income" combined with a portion of their social security benefits exceeds a base amount. The base amount is $32,000 for a married couple filing a joint return, zero for married persons filing separate returns that do not live apart from their spouse at all times during the taxable year, and $25,000 for all others. Interest on tax-exempt bonds is added to adjusted gross income for purposes of determining whether an individual's income exceeds this base amount.

        Certain S corporations, with accumulated earnings and profits from years in which they were subject to regular corporate tax, may be subject to tax on tax-exempt interest.

        If borrowed funds are used by a Unit holder to purchase or carry Units of the Trust, interest on such indebtedness will not be deductible for federal income tax purposes. Fees and expenses of the Trust will also not be deductible by noncorporate Unit holders. The purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules are applicable for purposes of state and local taxation.

        After the end of each calendar year, the Trustee will furnish to each Unit holder an annual statement containing information relating to the interest received by the Trust on the Bonds, the gross proceeds received by the Trust from the disposition of any Bond (resulting from redemption or payment at maturity of any Bond or the sale by the Trust of any Bond), and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to each Unit holder and to the Internal Revenue Service. Unit holders are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year.

                             RIGHTS OF UNIT HOLDERS

        Certificates. Ownership of Units of the Trust is evidenced by registered certificates executed by the Trustee and the Sponsors. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and accompanied by a written instrument or instruments of transfer.

        Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit holder may be required to pay $2.00 per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

        Distribution of Interest and Principal. While interest will be distributed semi-annually or monthly, depending on the method of distribution chosen, principal, including capital gains, will be distributed only semi-annually; provided, however, that, other than for purposes of redemption, no distribution need be made from the Principal Account if the balance therein is less than $1.00 per Unit then outstanding, and that, if at any time the pro rata share represented by the Units of cash in the Principal Account exceeds $10.00 as of a Monthly Record Date, the Trustee shall, on the next succeeding Monthly Distribution Date, distribute the Unit holder's pro rata share of the balance of the Principal Account. Interest (semi-annually or monthly) and principal, including capital gains, if any (semi-annually), received by the Trust will be distributed on each Distribution Date to Unit holders of record of the Trust as of the preceding Record Date who are entitled to such distributions at that time under the plan of distribution chosen. All distributions will be net of applicable expenses and funds required for the redemption of Units. See "Summary of Essential Information" in Part A, "Rights of Unit Holders--Expenses and Charges" and "Rights of Unit Holders--Redemption" in Part B.

        The Trustee will credit to the Interest Account for the Trust all interest received by the Trust, including that part of the proceeds of any disposition of Securities which represents accrued interest. Other receipts of the Trust will be credited to the Principal Account for the Trust. The pro rata share of the Interest Account of the Trust and the pro rata share of cash in the Principal Account (other than amounts representing failed contracts as previously discussed) represented by each Unit thereof will be computed by the Trustee each month as of the Record Date. See "Summary of Essential Information" in Part A. Proceeds received from the disposition of any of the Securities subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account for the Trust and will not be distributed until the second succeeding Distribution Date. Because interest on the Securities is not received by the Trust at a constant rate throughout the year, any particular interest distribution may be more or less than the amount credited to the Interest Account of the Trust as of the Record Date. See "Summary of Essential Information" in Part A. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units under the applicable plan of distribution.

        The difference between the estimated net interest accrued to the first Record Date and to the related Distribution Date is an asset of the respective Unit holder and will be realized in subsequent distributions or upon the earlier sale of such Units or the maturity, redemption or sale of Securities in the Trust.

        The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units will initially receive distributions in accordance with the election of the prior owner. Each April, the Trustee will furnish each Unit holder a card to be returned together with the Certificate by May 15 of such year if the Unit holder desires to change his plan of distribution, and the change will become effective on May 16 of such year for the ensuing twelve months. For a discussion of redemption of Units, see "Rights of Unit Holders--Redemption--Tender of Units" in Part B.

        The Trustee will, as of the fifteenth day of each month, deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust as of the first day of such month. See "Rights of Unit Holders--Expenses and Charges" in Part B. The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. See "Rights of Unit Holders--Redemption" in Part B. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to the Unit holders and are available for use by the Trustee pursuant to normal banking procedures.

        Because interest on Securities in the Trust is payable at varying intervals, usually in semi-annual installments, the interest accruing to the Trust will not be equal to the amount of money received and available monthly for distribution from the Interest Account to Unit holders choosing the monthly payment plan. Therefore, on each monthly Distribution Date, the amount of interest actually deposited in the Interest Account and available for distribution may be slightly more or less than the monthly interest distribution made. In order to eliminate fluctuations in monthly interest distributions resulting from such variances during the first year of the Trust, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide monthly interest distributions of approximately equal amounts. In addition, the Trustee has agreed to advance sufficient funds to the Trust in order to reduce the amount of time before monthly distributions of interest to Unit holders commence. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Interest Account of the Trust. The Trustee's fee takes into account the costs attributable to the outlay of capital needed to make such advances.

        In addition, because of the varying interest payment dates of the Securities comprising the Trust portfolio, accrued interest at any point in time, subsequent to the recovery of any advancements of interest made by the Trustee, will be greater than the amount of interest actually received by the Trust and distributed to Unit holders. Therefore, there will usually remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells all or a portion of his Units he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Similarly, if a Unit holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include accrued interest on the Securities. Thus, the accrued interest attributable to a Unit will not be entirely recovered until the Unit holder either redeems or sells such Unit or until the Trust is terminated.

Expenses and Charges. All or a portion of the expenses incurred in creating and establishing the Trust for Series 119 and subsequent Series, including the cost of the initial preparation and execution of the Trust Agreement, the initial fees and expenses of the Trustee, legal expenses and other actual out-of-pocket expenses, have been paid by the Trust. For Series 119 through 140 such expenses will be amortized over a five year period. Organizational expenses for Series 141 and subsequent Series will be charged upon the investor's purchase of Units during the initial offering period and will be paid at the close of the initial offering period by the Trust. All advertising and selling expenses, as well as any organizational expenses not paid by the Trust, will be borne by the Sponsors at no cost to the Trust.

        Fees. The Trustee's, Sponsors' and Evaluator's fees are set forth under the "Summary of Essential Information" in Part A. The Sponsors' fee, which is earned for portfolio supervisory services, is based on the face amount of Securities in the Trust at December 1 of each year. The Sponsors' fee, which is not to exceed the maximum amount set forth under the "Summary of Essential Information" for the Trust, may exceed the actual costs of providing portfolio supervisory services for the Trust, but at no time will the total amount the Sponsors receive for portfolio supervisory services rendered to all series of Empire State Municipal Exempt Trust in any calendar year exceed the aggregate cost to them of supplying such services in such year.

        The Trustee will receive for its ordinary recurring services to the Trust an annual fee in the amount set forth in the "Summary of Essential Information" for the Trust; provided, however, that such fees may be adjusted as set forth under the "Summary of Essential Information." There is no minimum fee and, except as hereinafter set forth, no maximum fee. For a discussion of certain benefits derived by the Trustee from the Trust's funds, see "Rights of Unit Holders--Distribution of Interest and Principal" in Part B. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders" in Part B.

        The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date and the Sponsors' annual fee is payable annually on December 1, each from the Interest Account to the extent funds are available and then from the Principal Account. These fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent"; except no such increase in the Trustee's fee will be so made for the sole purpose of making up any downward adjustment therein as described in "Summary of Essential Information." If the balances in the Principal and Interest Accounts are insufficient to provide for amounts payable by the Trust, or amounts payable to the Trustee which are secured by its prior lien on the Trust, the Trustee is permitted to sell Bonds to pay such amounts.

        Insurance Premiums. The cost of the MBIA insurance obtained by the Trust, based on the aggregate amount of Bonds in the Trust as of the Date of Deposit, is set forth in the "Summary of Essential Information" in Part A. Premiums, which are obligations of the Trust, are payable monthly by the Trustee on behalf of the Trust. As Securities in the portfolio mature, are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Securities no longer owned by and held in the Trust. The Trust does not incur any premium expense for any insurance which has been obtained by an issuer of a Pre-insured Bond, since the premium or premiums for such insurance have been paid by such issuer or other party. Pre-insured Bonds, however, are additionally insured by the Trust. No premium will be paid by the Trust on Bonds which are also MBIA Pre-insured Bonds or Municipal Bond Insurance Association Pre-insured Bonds. The premium payable for

Permanent Insurance and the related custodial fee will be paid solely from the proceeds of the sale of a Bond from the Trust in the event the Trustee exercises the right to obtain Permanent Insurance on such Bond.

Other Charges. The following additional charges are or may be incurred by the
Trust: all expenses (including audit and counsel fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including annual audit expenses by independent public accountants selected by the Sponsors (so long as the Sponsors maintain a secondary market, the Sponsors will bear any audit expense which exceeds 50 cents per Unit), the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without willful misconduct, bad faith, or gross negligence on its part, arising out of or in connection with its acceptance or administration of the Trust; and all taxes and other governmental charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsors, contemplated).

        For Series 144 and subsequent Series, to the extent lawful, the Trust shall bear the expenses associated with updating the Trust's registration statement and maintaining registration or qualification of the Units and/or a Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust's sponsor. All direct distribution expenses of the trusts (including the costs of maintaining the secondary market for the trusts), such as printing and distributing prospectuses, and preparing, printing and distributing any advertisements or sales literature will be paid at no cost to the Trust. Any payments received by the Sponsors reimbursing it for payments made to update the Trust's registration statement will not exceed the costs incurred by the Sponsors.

        The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in order to make funds available to pay all expenses.

Reports and Records. In connection with each distribution, the Trustee will furnish Unit holders of the Trust with a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record, a statement providing the following information: (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities and any earned original issue discount), and, if the issuers of the Securities are located in different states or territories, the percentage of such interest by such states or territories, deductions for payment of applicable taxes and for fees and expenses of the Trust (including insurance costs), redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing interest, with respect to the Trust the premium attributable to the Trustee's exercise of the right to obtain Permanent Insurance and any related custodial fee), deductions for payments of applicable taxes and for fees and expenses of the Trust, purchase of Replacement Bonds, redemptions of Units, the amount of any "when issued" interest treated as a return of capital and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year;
(4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

        The Trustee shall keep available for inspection by Unit holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit holders of the Trust, certificates issued or held, a current list of Securities in the Trust and a copy of the Trust Agreement.

Redemption. Tender of Units. While it is anticipated that Units can be sold in the secondary market, Units may also be tendered to the Trustee for redemption at its unit investment trust office at 101 Barclay Street, New York, New York 10286, upon payment of any applicable tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsors or the Trustee. Units redeemed by the Trustee will be canceled.

        Certificates for Units to be redeemed must be delivered to the Trustee and must be properly endorsed and accompanied by a written instrument of transfer. Thus, redemption of Units cannot be effected until certificates representing such Units have been delivered by the person seeking redemption (see "Rights of Unit Holders--Certificates" in Part B). Unit holders must sign exactly as their names appear on the face of the certificate with signature(s) guaranteed by an officer of a national bank or trust company, a member firm of either the New York, Midwest or Pacific Stock Exchange, or in such other manner as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

        Within seven calendar days following such tender, or if the seventh calendar day is not a business day, on the first business day prior thereto, the Unit holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the "Summary of Essential Information" as of the next subsequent Evaluation Time. See "Redemption--Computation of Redemption Price per Unit." The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading or the next day on which there is a sufficient degree of trading in Units of the Trust, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsors of Units tendered to the Trustee for redemption at prices in excess of the Redemption Price, see "Rights of Unit Holders--Redemption--Purchase by the Sponsors of Units Tendered for Redemption" in Part B.

        Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Securities in order to make funds available for redemption. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of the Trust will be reduced.

        If the Trustee exercises the right to obtain Permanent Insurance on a Bond in the Trust, such Bond will be sold from the Trust on an insured basis. In the event that the Trustee does not exercise the right to obtain Permanent Insurance on a Bond, such Bond will be sold from the Trust on an uninsured basis, since the MBIA insurance obtained by the Trust covers the timely payment of principal and interest when due on the Bonds only while the Bonds are held in and owned by the Trust. If the Trustee does not obtain Permanent Insurance on a Defaulted Bond, to the extent that Bonds which are current in payment of interest are sold from the Trust portfolio in order to meet redemption requests and Defaulted Bonds are retained in the Portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall value of the Bonds remaining in the Trust will tend to diminish. See "Sponsors--Responsibility" in Part B for the effect of selling Defaulted Bonds to meet redemption requests.

        The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or during which trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission by rule or regulation) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

        Because insurance obtained by the Trust terminates as to Bonds which are sold by the Trustee, and because the insurance obtained by the Trust does not have a realizable cash value which can be used by the Trustee to meet redemptions of Units (assuming that the Trustee does not exercise the right to obtain Permanent Insurance on Defaulted Bonds) under certain circumstances the Sponsors may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units if a significant portion of the Bonds in the Trust is in default in payment of principal or interest or in significant risk of such default. No assurances can be given that the Securities and Exchange Commission will permit the Sponsors to suspend the rights of Unit holders to redeem their Units, and without the suspension of such redemption rights when faced with excessive redemptions the Sponsors may not be able to preserve the benefits of the Trust's insurance on Defaulted Bonds.

        Computation of Redemption Price per Unit. The Redemption Price per Unit is determined by the Trustee on the basis of the bid prices of the Securities in the Trust, as of the Evaluation Time stated under "Summary of Essential Information" in Part A, on the day any such determination is made. This Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Securities in the Trust (determined by the Evaluator as set forth below), except for those cases in which the value of insurance has been included, (2) cash on hand in the Trust (other than cash covering contracts to purchase Securities), and (3) accrued and unpaid interest on the Securities as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of the Trust, (b) the accrued expenses of the Trust, and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation. The Evaluator may determine the value of the Securities in the Trust (1) on the basis of current bid prices for the Securities, (2) if bid prices are not available for any Securities, on the basis of current bid prices for comparable bonds, (3) by appraisal, or (4) by any combination of the above. In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance obtained by the Trust on the Bonds in the Trust unless such Bonds are in default in payment of principal or interest or in significant risk of such default. On the other hand, Pre-insured Bonds in the Trust are entitled at all times to the benefits of insurance obtained by their respective issuers so long as the Pre-insured Bonds are outstanding and the insurer continues to fulfill its obligations, and such benefits are reflected and included in the market value of Pre-insured Bonds. For a description of the situations in which the Evaluator may value the insurance obtained by the Trust, see "Public Offering--Offering Price" in this Part B.

        Purchase by the Sponsors of Units Tendered for Redemption. The Trust Agreement requires that the Trustee notify the Sponsors of any tender of Units for redemption. So long as the Sponsors are maintaining a bid in the secondary market, the Sponsors, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit holder in an amount not less than the Redemption Price on the date of tender. The Sponsors will purchase these Units not later than the day on which the Units would otherwise have been redeemed by the Trustee (see "Public Offering--Offering Price--Market for Units" in this Part B). Units held by the Sponsors may be tendered to the Trustee for redemption as any other Units, provided that the Sponsors shall not receive for Units purchased as set forth above a higher price than they paid, plus accrued interest.

        The offering price of any Units resold by the Sponsors will be the Public Offering Price determined in the manner provided in this Prospectus (see "Public Offering--Offering Price" in Part B). Any profit resulting from the resale of such Units will belong to the Sponsors which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units (see "Public Offering--Sponsors' and Underwriters' Profits" in this Part B).

Exchange Option. The Sponsors of any series of Empire State Municipal Exempt Trust for which the Sponsors are maintaining a secondary market (including the series of Municipal Exempt Trust, the predecessor trust to Empire State Municipal Exempt Trust) (the "Exchange Trusts") are offering Unit holders of the Exchange Trusts an option to exchange a Unit of an Exchange Trust for a Unit of a different series of an Exchange Trust being offered by the Sponsors (other than in the initial offering period). These Units are offered at a Public Offering Price generally based on the bid prices of the underlying Securities divided by the number of Units outstanding (see "Public Offering--Offering Price--Markets for Units") plus a fixed sales charge of $15 per Unit (in lieu of the normal sales charge). However, a Unit holder must have held his Unit for a period of at least six months in order to exercise the exchange option or agree to pay a sales charge based on the greater of $15 per Unit or an amount which together with the initial sales charge paid in connection with the acquisition of Units being exchanged equals the normal sales charge of the series into which the investment is being converted, determined as of the date of the exchange. Such exchanges will be effected in whole Units only. Any excess proceeds from the Units being surrendered will be returned, and the Unit holder will not be permitted to advance any new money in order to complete an exchange.

The Sponsors reserve the right to modify, suspend or terminate this plan at any time without further notice to the Unit holders. In the event the exchange option is not available to a Unit holder at the time he wishes to exercise it, the Unit holder will be immediately notified and no action will be taken with respect to his Units without further instructions from the Unit holder.

        Unit holders are urged to consult their own tax advisors regarding the tax consequences of exchanging Units as an exchange generally would be a taxable transaction.

                         AUTOMATIC ACCUMULATION ACCOUNT

        The Sponsors have entered into an arrangement (the "Plan") with Empire Builder Tax Free Bond Fund (the "Empire Builder") which permits Unit holders of the Trust to elect to have distributions from Units in the Trust automatically reinvested in shares of the Empire Builder. The Empire Builder is an open-end, non-diversified investment company whose investment objective is to seek as high a level of current income exempt from federal income tax, and from New York State and New York City personal income taxes as is believed to be consistent with preservation of capital. It is the policy of the Empire Builder to invest primarily in debt securities the interest income from which is exempt from such taxes.

        The Empire Builder has an investment objective which differs in certain respects from that of the Trust. The bonds purchased by the Empire Builder will be of "investment grade" quality--that is, at the time of purchase by the Empire Builder, such bonds either will be rated not lower than the four highest ratings of either Moody's (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, AA, A or BBB) or will be unrated bonds which at the time of purchase are judged by the Empire Builder's investment advisor to be of comparable quality to bonds rated within such four highest grades. It is a fundamental policy of the Empire Builder that under normal market conditions at least 90% of the income distributed to its shareholders will be exempt from federal income tax, the alternative minimum tax, and from New York State and New York City personal income taxes. However, during times of adverse market conditions, when the Empire Builder is investing for temporary defensive purposes in obligations other than New York tax-exempt bonds, more than 10% of the Empire Builder's income distributions could be subject to federal income tax, and/or New York State and New York City income taxes, as described in the current prospectus relating to the Empire Builder (the "Empire Builder Prospectus"). Glickenhaus & Co. ("Glickenhaus"), a sponsor of the Trust, acts as the investment adviser and distributor for the Empire Builder.

        Each Unit holder may request from The Bank of New York (the "Plan Agent"), a copy of the Empire Builder Prospectus describing the Empire Builder and a form by which such Unit holder may elect to become a participant ("Participant") in the Plan. Thereafter, as directed by such person, distributions on the Participant's Units will, on the applicable distribution date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of the Empire Builder at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, as described in the Empire Builder Prospectus. Unless otherwise indicated, new Participants in the Empire Builder Plan will be deemed to have elected the monthly distribution plan with respect to their Units. Confirmations of all transactions undertaken for each Participant in the Plan will be mailed to each Participant by the Plan Agent indicating distributions and shares (or fractions thereof) of the Empire Builder purchased on his behalf. A Participant may at any time prior to ten days preceding the next succeeding distribution date, by so notifying the Plan Agent in writing, elect to terminate his participation in the Plan and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsors, the Trustee, the Empire Builder and Glickenhaus, as investment advisor for Empire Builder, each will have the right to terminate or modify this Plan at any time for any reason. The reinvestment of distributions from the Trust through the Plan will not affect the income tax status of such distributions. For more complete information about investing in the Empire Builder through the Plan, including charges and expenses, return the enclosed card for a copy of the Empire Builder Prospectus. Read it carefully before you decide to participate.

                                                                [ALTERNATE PAGE]

                         AUTOMATIC ACCUMULATION ACCOUNT

        For Unit holders of the Trust who are clients of Lebenthal, a division of Advest, Inc., the Sponsors have entered into an arrangement (the "Plan") with Lebenthal New York Municipal Bond Fund (the "Bond Fund") which permits Unit holders of the Trust who receive distributions from the Trust on a semi-annual basis to elect to have distributions from Units in the Trust automatically reinvested in shares of the Bond Fund. The Bond Fund is an open-end, non-diversified investment company whose investment objective is to maximize current income exempt from regular federal income tax, and from New York State and New York City personal income taxes, consistent with preservation of capital and with consideration given to opportunities for capital gain. It is the policy of the Bond Fund to invest primarily in long-term investment grade tax-exempt securities the interest income from which is exempt from such taxes.

        The Bond Fund has an investment objective which differs in certain respects from that of the Trust. The bonds purchased by the Bond Fund will be of "investment grade" quality--that is, at the time of purchase by the Bond Fund, such bonds either will be rated not lower than the four highest ratings of either Moody's (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, AA, A or BBB) or will be unrated bonds which at the time of purchase are judged by the Bond Fund's investment advisor to be of comparable quality to bonds rated within such four highest grades. It is a fundamental policy of the Bond Fund that under normal market conditions at least 80% of the income distributed to its shareholders will be exempt from regular federal income tax, and from New York State and New York City personal income taxes. However, during times of adverse market conditions, more than 20% of the Bond Fund's income distributions could be subject to federal income tax, and New York State and New York City income taxes, as described in the current prospectus relating to the Bond Fund (the "Bond Fund Prospectus"). Lebenthal, a division of Advest, Inc., a sponsor of the Trust, acts as the manager and distributor for the Bond Fund.

        A Unit holder who receives distributions from the Trust on a semi-annual basis may request from The Bank of New York (the "Plan Agent"), a copy of the Bond Fund Prospectus describing the Bond Fund and a form by which such Unit holder may elect to become a participant ("Participant") in the Plan. Thereafter, as directed by such person, distributions on the Participant's Units will, on the applicable distribution date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of the Bond Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, as described in the Bond Fund Prospectus. Confirmations of all transactions undertaken for each Participant in the Plan will be mailed to each Participant by the Plan Agent indicating distributions and shares (or fractions thereof) of the Bond Fund purchased on his behalf. A Participant may at any time prior to ten days preceding the next succeeding distribution date, by so notifying the Plan Agent in writing, elect to terminate or modify his participation in the Plan and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsors, the Trustee, the Bond Fund and Lebenthal Asset Management, a division of Boston Advisors, Inc., as manager for the Bond Fund, each will have the right to terminate or modify this Plan at any time for any reason. The reinvestment of distributions from the Trust through the Plan will not affect the income tax status of such distributions. For more complete information about investing in the Bond Fund through the Plan, including charges and expenses, return the enclosed card for a copy of the Bond Fund Prospectus. Read it carefully before you decide to participate.

                                    SPONSORS

        Glickenhaus and Lebenthal, a division of Advest, Inc. are the Sponsors of Empire State Municipal Exempt Trust, Series 10 and all subsequent series, including all Guaranteed Series.

        Glickenhaus, a New York limited partnership, is engaged in the underwriting and securities brokerage business, and in the investment advisory business. It is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. and is an associate member of the American Stock Exchange. Glickenhaus acts as a sponsor for successive Series of The Glickenhaus Value Portfolios and The Municipal Insured National Trusts, and for the prior series of Empire State Municipal Exempt Trust including those sold under the name of Municipal Exempt Trust, New York Exempt Series 1, New York Series 2 and New York Series 3. Glickenhaus, in addition to participating as a member of various selling groups of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

        Advest, Inc., a Delaware corporation, acts as sponsor of Empire State Municipal Exempt Trust under the name "Lebenthal, a division of Advest, Inc." Advest, Inc. is a wholly-owned subsidiary of The Advest Group, Inc. ("Advest") which, in turn, is wholly-owned by The MONY Group, Inc. Advest acquired Lebenthal & Co., Inc., the previous sponsor of Empire State Tax Municipal Exempt Trust, on November 30, 2001, and in June 2002, Lebenthal & Co., Inc., merged into Advest, Inc. Based in Hartford, Connecticut, Advest, through its subsidiaries, provides financial, securities brokerage, trading, investment banking, trust and other advisory services to retail and institutional investors. Advest is a member of the New York, American and other principal exchanges.

Limitations on Liability. The Sponsors are jointly and severally liable for the performance of their obligations arising from their responsibilities under the Trust Agreement, but will be under no liability to the Unit holders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of their willful misconduct, bad faith, gross negligence or reckless disregard for their obligations and duties. See "The Trust--Portfolio" and "Sponsors--Responsibility" in Part B.

Responsibility. The Trustee shall sell, for the purpose of redeeming Units tendered by any Unit holder and for the payment of expenses for which funds are not available, such of the Bonds in a list furnished by the Sponsors as the Trustee in its sole discretion may deem necessary. In the event the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds in the Trust (to the extent that Bonds are sold which are current in payment of principal and interest in order to meet redemption requests and Defaulted Bonds are retained in the Trust in order to preserve the related insurance protection applicable to said Bonds) the overall value of the Bonds remaining in the Trust's Portfolio will tend to diminish. In the event the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds, except as described below and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unit holders or if there is no alternative, the Trustee is not empowered to sell Defaulted Bonds for which value has been attributed for the insurance obtained by the Trust. Because of such restrictions on the Trustee, under certain circumstances the Sponsors may seek a full or partial suspension of the right of Unit holders to redeem their Units. See "Rights of Unit Holders--Redemption" in Part B. The Sponsors are empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of advanced refunding.

        It is the responsibility of the Sponsors to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsors may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsors may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsors the issuer will probably default in respect to such Securities in the foreseeable future.

        Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unit holder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

        If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor either pursuant to the portfolio insurance with respect to the Trust or otherwise within 30 days, the Trustee is required to notify the Sponsors thereof. If the Sponsors fail to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsors of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred. See "Insurance on the Bonds" in Part B.

        The Sponsors may direct the Trustee to dispose of Bonds upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsors the retention of such Bonds in the Trust would be detrimental to the interest of the Unit holders. The proceeds from any such sales will be credited to the Principal Account for distribution to the Unit holders.

        Notwithstanding the foregoing, in connection with final distributions to Unit holders, if the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bond, because the portfolio insurance obtained by the Trust is applicable only while Bonds so insured are held by the Trust, the price to be received by the Trust upon the disposition of any such Defaulted Bond will not reflect any value based on such insurance. Therefore, in connection with any liquidation prior to the Mandatory Termination Date, with respect to the Trust, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bonds if retention of such Bonds, until due, shall be deemed to be in the best interest of Unit holders, including, but not limited to, situations in which Bonds so insured are in default and situations in which Bonds so insured have a deteriorated market price resulting from a significant risk of default. Since the Pre-insured Bonds in the Trust will reflect the value of the insurance obtained by the Bond issuer, it is the present intention of the Sponsors not to direct the Trustee to hold any Pre-insured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on Defaulted Bonds in the Trust not disposed of at the date of termination will ultimately be distributed to Unit holders of record as of such date of termination as soon as practicable after the date such Defaulted Bonds become due and applicable insurance proceeds have been received by the Trustee (see "Summary of Essential Information" in Part A).

Agent for Sponsors. The Sponsor named as Agent for Sponsors under the "Summary of Essential Information" in Part A has been appointed by the other Sponsors as agent for purposes of taking action under the Trust Agreement. If the Sponsors are unable to agree with respect to action to be taken jointly by them under the Trust Agreement and they cannot agree as to which Sponsors shall act as sole Sponsor, then the Agent for Sponsors shall act as sole Sponsor. If one of the Sponsors fails to perform its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, that Sponsor is automatically discharged under the Trust Agreement and the other Sponsor act as the sole Sponsor.

Resignation. Any Sponsor may resign at any time provided that at the time of such resignation one remaining Sponsor maintains a net worth of $1,000,000 and all the remaining Sponsor is agreeable to such resignation. Concurrent with or subsequent to such resignation a new Sponsor may be appointed by the remaining Sponsor and the Trustee to assume the duties of the resigning Sponsor. If, at any time, only one Sponsor is acting under each Trust Agreement and that Sponsor shall resign or fail to perform any of its duties thereunder or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trust.

Financial Information. The total partners' capital of Glickenhaus at September 30, 2002, was $222,217,356 (audited) and at March 31, 2003, was $226,244,585
(unaudited); and the total stockholders' equity of Advest, Inc. at December 31, 2002, was $324,032,538 (audited) and at June 30, 2003, was $327,769,484
(unaudited).

        The foregoing information with regard to the Sponsors relates to the Sponsors only, and not to any series of Empire State Municipal Exempt Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsors and their ability to carry out their contractual obligations shown herein. More comprehensive financial information can be obtained upon request from any Sponsors.

                                     TRUSTEE

        The Trustee is The Bank of New York, a trust company organized under the laws of New York, having its offices at 101 Barclay Street, New York, New York 10286. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal

Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The Trustee must be a banking corporation organized under the laws of the United States or any state which is authorized under such laws to exercise corporate trust powers and must have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000. The duties of the Trustee are primarily ministerial in nature. The Trustee did not participate in the selection of Securities for the Trust. Monies held by the Trustee for the Trust will be held in a non-interest bearing account at the Trustee.

Limitations on Liability. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any monies, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of its willful misconduct, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. See "Portfolio" in Part A.

Responsibility. For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders," "Sponsors--Responsibility" and "Sponsors--Resignation" in this Part B.

Resignation. By executing an instrument in writing and filing the same with the Sponsors, the Trustee and any successor may resign. In such an event the Sponsors are obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, or if the Sponsors deem it to be in the best interest of the Unit holders, the Sponsors may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If, upon resignation or removal of a trustee, no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

                                    EVALUATOR

        The Evaluator shall be CapeLogic, Inc., a New Jersey corporation with main offices located at 855 Route 10 East, Suite 106, Randolph, New Jersey 07869.

Limitations on Liability. The Trustee and the Sponsors may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsors or Unit holders for errors in judgment. But this provision shall not protect the Evaluator in cases of its willful misconduct, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility. The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsors. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering prices, see "Public Offering--Offering Price" in Part B.

Resignation. The Evaluator may resign or may be removed by the Sponsors and the Trustee, and the Sponsors and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

                AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

        The Sponsors and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders; and the Sponsors and the Trustee may amend the Trust Agreement with the consent of the holders of Certificates evidencing 66 2/3% of the Units then outstanding, provided that no such amendment will reduce the interest in the Trust of any Unit holder without the consent of such Unit holder or reduce the percentage of Units required to consent to any such amendment without the consent of all the Unit holders. In no event shall the Trust Agreement be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in the Trust, except in accordance with the provisions of each Trust Agreement. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

        The Trust shall terminate upon the maturity, redemption, sale or other disposition, as the case may be, of the last of the Securities. The Trustee shall notify all Unit holders when the value of the Trust as shown by any evaluation is less than $2,000,000 or less than 20% of the value of the Trust as of the date hereof, whichever is lower, at which time the Trust may be terminated (i) by the consent of 66 2/3% of the Units or (ii) by the Trustee; provided, however, that upon affirmative written notice to the Sponsors and the holders at least 33 1/3% of the Units may instruct the Trustee not to terminate the Trust. In no event, however, may the Trust continue beyond the Mandatory Termination Date set forth in Part A; provided, however, that prior to such date, the Trustee shall not dispose of any Bonds if the retention of such Bonds, until due, shall be deemed to be in the best interest of the Unit holders. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders. Within a reasonable period after termination, the Trustee will sell any remaining Securities, and, after paying all expenses and charges incurred by the Trust, will distribute to each Unit holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts of the Trust.

                                 LEGAL OPINIONS

        Certain legal matters were passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, as special counsel for the Sponsors as to Series 65 through 152 of Empire State Municipal Exempt Trust, Guaranteed Series. Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, currently acts as special counsel for the Sponsors. Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, acts as counsel for the Trustee.

                                    AUDITORS

        The statement of condition of the Trusts included in this Prospectus has been audited by Grant Thornton LLP, independent certified public accountants, for the fiscal years ended May 31, 2003 and May 31, 2002, and by BDO Seidman, LLP for the fiscal year ended May 31, 2001, as stated in their reports with respect thereto. The financial statements have been included in reliance upon such reports given upon the authority of each firm as experts in accounting and auditing.

                           DESCRIPTION OF BOND RATINGS

Standard & Poor's Rating. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

        The ratings are based, in varying degrees, on the following considerations:

        I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

        II.     Nature of and provisions of the obligation;

        III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

        AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

        A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

        BB, B, CCC, CC--Bonds rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        Plus (+) or Minus (-): to provide more detailed indications of credit quality, the ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

        NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

        SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

        SP-2:  Satisfactory capacity to pay principal and interest.

        SP-3:  Speculative capacity to pay principal and interest.

        Moody's Investors Service Rating. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

        Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

        Con. (. . .)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

        Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "Aa" through "B" in its corporate rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the security ranks in the lower end of its generic rating category.


------------------------------------------------------------------------------------------------------------------------------------
This  Prospectus  does not contain all of the  information  with  respect to the
Trust set forth in its  registration  statements  filed with the  Securities and                    EMPIRE STATE
Exchange  Commission,  Washington,  DC under the  Securities Act of 1933 and the               MUNICIPAL EXEMPT TRUST
Investment  Company Act of 1940 [file no.  811-2838],  and to which reference is
hereby made.  Information may be reviewed and copied at the Commission's  Public                  GUARANTEED SERIES
Reference Room, and information on the Public  Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies may be obtained from the SEC by:
                                                                                                 PROSPECTUS, PART B

      o electronic request (after paying a duplicating fee) at the following                   DATED NOVEMBER 26, 2003
        e-mail address: publicinfo@sec.gov
      o visiting the SEC internet address: http://www.sec.gov.
      o writing: Public Reference Section of the Commission, 450 Fifth Street,
        N.W., Washington, DC 20549-6009

--------------------------------------------------------------------------------                      Sponsors:
                                      INDEX
--------------------------------------------------------------------------------

                                                                            Page                  GLICKENHAUS & CO.
                                                                            ----                 6 East 43rd Street

THE TRUST.....................................................................1               New York, New York 10017

RISK FACTORS..................................................................2                    (212) 953-7532

INSURANCE ON THE BONDS.......................................................18

PUBLIC OFFERING..............................................................21

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM                                                     LEBENTHAL,
   RETURN TO UNIT HOLDERS....................................................24
                                                                                             A DIVISION OF ADVEST, INC.
TAX STATUS...................................................................25
                                                                                                90 State House Square
RIGHTS OF UNIT HOLDERS.......................................................29
                                                                                             Hartford, Connecticut 06103
AUTOMATIC ACCUMULATION ACCOUNT...............................................38
                                                                                                   (860) 509-1000
AUTOMATIC ACCUMULATION ACCOUNT...............................................38

SPONSORS.....................................................................39

TRUSTEE......................................................................41

EVALUATOR....................................................................42

AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT.............................43

LEGAL OPINIONS...............................................................44

AUDITORS.....................................................................44

DESCRIPTION OF BOND RATINGS..................................................44


--------------------------------------------------------------------------------

No person is authorized to give any information or to make any representations with respect to this Trust, not contained in this Prospectus and you should not rely on any other information. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any other state or any agency or office thereof.

------------------------------------------------------------------------------------------------------------------------------------

           PART II--ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS


                           UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrants hereby undertake to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                       CONTENTS OF REGISTRATION STATEMENT

      This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

      The facing sheet on Form S-6.
      The Prospectus.
      The Undertaking to File Reports.
      Signatures.
      Written consents of the following persons:
          Consent of Counsel.
          Consents of Independent Auditors.
          Consent of the Evaluator including Confirmation of Ratings (included in Exhibit 99.5.1).

       The following exhibits:

       99.1.1     --   Reference Trust Agreements (filed as Exhibit 99.1.1 to
                       Amendment No. 1 to Form S-6 Registration Statement Nos.
                       333-64839, 333-86811 and 333-89553 of Empire State
                       Municipal Exempt Trust, Guaranteed Series 143, Guaranteed
                       Series 147 and Guaranteed Series 149 on November 24,
                       1998, October 13, 1999, and December 9, 1999,
                       respectively, and incorporated herein by reference).

       99.1.1.1   --   Trust Indenture and Agreement dated December 18, 1990
                       (filed as Exhibit 99.1.1.1 to Amendment No. 1 to Form S-6
                       Registration Statement No. 333-17307 of Empire State
                       Municipal Exempt Trust, Guaranteed Series 134 on April 2,
                       1997, and incorporated herein by reference).

       99.1.3     --   Form of Agreement Among Underwriters and Selected
                       Dealers Agreement (filed as Exhibit 99.1.3 to Amendment
                       No. 1 to Form S-6 Registration Statement No. 333-88434 of
                       Empire State Municipal Exempt Trust, Guaranteed Series
                       165 on July 11, 2002, and incorporated herein by reference).

       99.1.6(a)  --   Certificate of Limited Partnership of Glickenhaus & Co.
                       (filed as Exhibit 4a to Amendment No. 14 to Form N-8B-2
                       Registration Statement No. 811-02838 of Empire State
                       Municipal Exempt Trust on October 31, 2002, and incorporated herein by reference).

       99.1.6(b)  --   Certificate of Adoption of Revised Limited Partnership
                       Act by Glickenhaus & Co., as amended (filed as Exhibit 4b to Amendment No. 14 to Form N-8B-2 Registration Statement
                       No. 811-02838 of Empire State Municipal Exempt Trust on
                       October 31, 2002, and incorporated herein by reference).

       99.1.6(c)  --   Fourth Amended and Restated Agreement of Limited
                       Partnership of Glickenhaus & Co., as amended (filed as
                       Exhibit 4c to Amendment No. 14 to Form N-8B-2
                       Registration Statement No. 811-02838 of Empire State
                       Municipal Exempt Trust on October 31, 2002, and incorporated herein by reference).

       99.1.6.1   --   Certificate of Incorporation of Advest, Inc., as amended
                       (filed as Exhibit 99.1.6.1 to Amendment No. 1 to Form S-6
                       Registration Statement No. 333-88434 of Empire State
                       Municipal Exempt Trust, Guaranteed Series 165 on July 11,
                       2002, and incorporated herein by reference).

       99.1.6.2   --   By-Laws of Advest, Inc., as amended (filed as Exhibit
                       99.1.6.2 to Amendment No. 1 to Form S-6 Registration
                       Statement No. 333-88434 of Empire State Municipal Exempt
                       Trust, Guaranteed Series 165 on July 11, 2002, and incorporated herein by reference).

       99.1.7     --   Insurance Policy obtained by the Trust (filed as Exhibit
                       99.1.7 to Amendment No. 1 to Form S-6 Registration
                       Statement Nos. 333-64839, 333-86811 and 333-89553 of
                       Empire State Municipal Exempt Trust, Guaranteed Series
                       143, Guaranteed Series 147 and Guaranteed Series 149 on
                       November 24, 1998, October 13, 1999, and December 9,
                       1999, respectively, and incorporated herein by reference).

       99.1.7(a)  --   Form of Master Letter Agreement of Municipal Bond
                       Investors Assurance Corporation (filed as Exhibit
                       99.1.7(a) to Amendment No. 1 to Form S-6 Registration
                       Statement No. 333-88434 of Empire State Municipal Exempt
                       Trust, Guaranteed Series 165 on July 11, 2002, and incorporated herein by reference).

       99.1.7(b)  --   Form of Permanent Insurance Policy of Municipal Bond
                       Investors Assurance Corporation (filed as Exhibit
                       99.1.7.1 to Amendment No. 1 to Form S-6 Registration
                       Statement No. 333-88434 of Empire State Municipal Exempt
                       Trust, Guaranteed Series 165 on July 11, 2002, and incorporated herein by reference).

       99.2.1     --   Form of Certificate (filed as Exhibit 99.2.1 to
                       Amendment No. 1 to Form S-6 Registration Statement No.
                       333-17307 of Empire State Municipal Exempt Trust,
                       Guaranteed Series 134 on April 2, 1997, and incorporated herein by reference).

       99.3.1     --   Opinions of Battle Fowler LLP as to the legality of the
                       securities being registered (filed as Exhibit 99.3.1 to Amendment No. 1 to Form S-6 Registration Statement Nos.
                       333-64839, 333-86811 and 333-89553 of Empire State
                       Municipal Exempt Trust, Guaranteed Series 143, Guaranteed
                       Series 147 and Guaranteed Series 149 on November 24,
                       1998, October 13, 1999, and

                       December 9, 1999, respectively, and incorporated herein by reference).

       99.4.4     --   Stockbrokers' Bond and Policy, Form B for Glickenhaus &
                       Co. (filed as Exhibit 99.4.4 to Amendment No. 1 to Form
                       S-6 Registration Statement No. 333-88434 of Empire State
                       Municipal Exempt Trust, Guaranteed Series 165 on July 11,
                       2002, and incorporated herein by reference).

       99.4.5     --   Stockbrokers' Blanket Bond Policy, Standard Form No. 14,
                       Form No. 24 and Form No. 25 for Advest, Inc. (filed as
                       Exhibit 99.4.5 to Amendment No. 1 to Form S-6
                       Registration Statement No. 333-88434 of Empire State
                       Municipal Exempt Trust, Guaranteed Series 165 on July 11,
                       2002, and incorporated herein by reference).

       *99.5.1    --   Consent To Be Evaluator of CapeLogic, Inc.

       99.5.2     --   Affirmation Letter of Moody's Investors Service (filed as
                       Exhibit 99.5.2 to Amendment No. 1 to Form S-6
                       Registration Statement Nos. 333-64839, 333-86811 and
                       333-89553 of Empire State Municipal Exempt Trust,
                       Guaranteed Series 143, Guaranteed Series 147 and
                       Guaranteed Series 149 on November 24, 1998, October 13,
                       1999, and December 9, 1999, respectively, and incorporated herein by reference).

       99.6.1     --   Copies of Powers of Attorney of General Partners of
                       Glickenhaus & Co. (filed as Exhibit 99.6.1 to Amendment
                       No. 1 to Form S-6 Registration No. 333-89553 of Empire
                       State Municipal Exempt Trust, Guaranteed Series 149 on
                       December 9, 1999, and incorporated herein by reference).

       99.6.2     --   Copies of Powers of Attorney of directors and certain
                       officers of Advest, Inc. (filed as Exhibit 99.6.2 to
                       Amendment No. 1 to Form S-6 Registration No. 333-88434 of
                       Empire State Municipal Exempt Trust, Guaranteed Series
                       165 on July 11, 2002, and incorporated herein by reference).

       99.6.3     --   Copies of Powers of Attorney of certain directors of
                       Advest, Inc. (filed as Exhibit 99.6.3 to Post-Effective
                       Amendment No. 4 to Form S-6 Registration No. 333-42455 of
                       Empire State Municipal Exempt Trust, Guaranteed Series
                       140 on July 26, 2002, and incorporated herein by reference).


       99.6.4     --   Copies of Power of Attorney of director and officer of
                       Advest, Inc. (filed as Exhibit 99.6.4 to Amendment No. 1 to Form S-6 Registration No. 333-107655 of Empire State
                       Municipal Exempt Trust, Guaranteed Series 174 on November
                       19, 2003, and incorporated herein by reference).


       99.7.1     --   Copy of Code of Ethics of Advest, Inc. (filed as Exhibit
                       99.7.1 to Amendment No. 1 to Form S-6 Registration No.
                       333-88434 of Empire State Municipal Exempt Trust,
                       Guaranteed Series 165 on July 11, 2002, and incorporated herein by reference).



--------
*   Filed herewith.

       99.7.2     --   Copy of Code of Ethics of Glickenhaus & Co. (filed as
                       Exhibit 99.7.2 to Post-Effective Amendment No. 2 to Form
                       S-6 Registration Statement No. 333-42455 of Empire State
                       Municipal Exempt Trust, Guaranteed Series 140 on July 26,
                       2002, and incorporated herein by reference).

                                   SIGNATURES



        Pursuant to the requirements of the Securities Act of 1933, the Registrants, Empire State Municipal Exempt Trust, Guaranteed Series 143, Guaranteed Series 147 and Guaranteed Series 149, certify that they have met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933. The Registrants have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 26th day of November, 2003.


               EMPIRE STATE MUNICIPAL EXEMPT TRUST,
               GUARANTEED SERIES 143, GUARANTEED SERIES 147
               AND GUARANTEED SERIES 149
               (Registrants)

               GLICKENHAUS & CO.
               (Depositor)


               By:    /s/ Michael J. Lynch
                      -----------------------------
                      Michael J. Lynch
                      (Authorized Signatory)

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name                    Title                         Date
----                    -----                         ----


JAMES M. GLICKENHAUS*   General Partner               )
                                                      )November 26, 2003
SETH M. GLICKENHAUS*    General Partner               )
                        Chief Investment Officer      )
                                                      )
                                                      )  By:/s/ Michael J. Lynch
                                                      )     --------------------
                                                      )     Michael J. Lynch
                                                      )     Attorney-in-Fact*



--------------
* Executed copies of Powers of Attorney were filed as Exhibit 99.6.1 to Registration Statement No. 333-89553 on December 9, 1999.

                                   SIGNATURES



        Pursuant to the requirements of the Securities Act of 1933, the Registrants, Empire State Municipal Exempt Trust, Guaranteed Series 143, Guaranteed Series 147 and Guaranteed Series 149, certify that they have met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933. The Registrants have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 26th day of November, 2003.


               EMPIRE STATE MUNICIPAL EXEMPT TRUST,
               GUARANTEED SERIES 143, GUARANTEED SERIES 147
               AND GUARANTEED SERIES 149
               (Registrants)

               LEBENTHAL, A DIVISION OF ADVEST, INC.
               (Depositor)


               By:    /s/David G. Wojdyl
                      -----------------------------
                      David G. Wojdyl
                      (Authorized Signatory)

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Name                          Title                                              Date
----                          -----                                              ----
Grant W. Kurtz*               Director, Chief Executive Officer                  )
Jason Diamond***              Director, Chief Financial Officer, Treasurer       )November 26, 2003
George M. Bevis*              Director                                           )
Joseph D. Blair*              Director                                           )
Allen G. Botwinick**          Director                                           )
Harry M. Canavesi*            Director                                           ) By:/s/David G. Wojdyl
William A. Cholawa*           Director                                           )    ------------------
James Fernberger**            Director                                           )    David G. Wojdyl
Allan M. Fink*                Director                                           )    Attorney-in-Fact*
Gay B. Foster*                Director                                           )
Bernard T. Gacona*            Director                                           )
Garry L. Hogan**              Director
Lee G. Kuckro*                Director
Alexandra Lebenthal**         Director
Judith A. McCann*             Director
Robert D.  Meyers*            Director
Robert T. Mikkelson*          Director
Daniel J. Mullane*            Director
Steven M. Nussbaum*           Director
Robert F. Olsen*              Director
James R. Orvis*               Director
James M. Pucci*               Director
Jay H. Salkin*                Director
Philip M. Skidmore*           Director
Michael J. Vogelzang*         Director
Doran M. Young*               Director



-------------------
* An executed copy of Powers of Attorney was filed as Exhibit 99.6.2 to Amendment No. 1 to Registration Statement No. 333-88434 on July 11, 2002.

**      An executed copy of Powers of Attorney was filed as Exhibit 99.6.3 to
Post-Effective Amendment No. 4 to Registration Statement No. 333-42455 on July 26, 2002.


***     An executed copy of Power of Attorney was filed as Exhibit 99.6.4 to
Amendment No. 1 to Registration Statement No. 333-107655 on November 19, 2003.

                               CONSENT OF COUNSEL


        We hereby consent to the use of our name under the heading "Tax Status" and "Legal Opinions" in the Prospectus included in the Registration Statement.


PAUL, HASTINGS, JANOFSKY & WALKER LLP

New York, New York
November 26, 2003

                         CONSENT OF INDEPENDENT AUDITORS


To the Sponsors and Trustee of

        Empire State Municipal Exempt Trust, Guaranteed Series 143, Guaranteed Series 147 and Guaranteed Series 149:

        We hereby consent to the use of our reports dated September 23, 2003, in Post-Effective Amendment No. 5* to Registration Statement No. 333-64839, relating to the financial statements of Empire State Municipal Exempt Trust, Guaranteed Series 143, Guaranteed Series 147 and Guaranteed Series 149 for the years ended July 31, 2003 and 2002. We also consent to the reference to our firm under the heading "Auditors" in the Prospectus which is a part of such Registration Statement.


GRANT THORNTON LLP

New York, New York
November 26, 2003


                         CONSENT OF INDEPENDENT AUDITORS

To the Sponsors and Trustee of

        Empire State Municipal Exempt Trust, Guaranteed Series 143, Guaranteed Series 147 and Guaranteed Series 149:

        We hereby consent to the use of our reports dated August 31, 2001, in Post-Effective Amendment No. 5* to Registration Statement No. 333-64839 relating to the financial statements of Empire State Municipal Exempt Trust, Guaranteed Series 143, Guaranteed Series 147, and Guaranteed Series 149 for the year ended July 31, 2001. We also consent to the reference to our firm under the heading "Auditors" in the Prospectus which is part of such Registration Statement.


BDO SEIDMAN LLP

New York, New York
November 26, 2003


-------------------

* The Prospectus constitutes Post-Effective Amendment No. 4 for Guaranteed Series 147 and Guaranteed Series 149.